UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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JOHNSON OUTDOORS INC.
(Name of Registrant as Specified in Its Charter)

Registrant
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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JOHNSON OUTDOORS INC.
555 MAIN STREET
RACINE, WISCONSIN 53403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 26, 2014

To the Shareholders of JOHNSON OUTDOORS INC.:

The Annual Meeting of Shareholders of Johnson Outdoors Inc. will be held on Wednesday, February 26, 2014 at 10:00 a.m., local time, at the Company’s headquarters, located at 555 Main Street, Racine, Wisconsin, for the following purposes:

1.	To elect six directors to serve for the ensuing year.

2.	To ratify the appointment of McGladrey LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending October 3, 2014.

3.	To approve a non-binding advisory proposal on executive compensation.

4.	To consider and act on a proposal to ratify and approve the Johnson Outdoors Inc. Worldwide Key Executives’ Discretionary Bonus Plan.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on Thursday, December 19, 2013 will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect two directors and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors. The holders of Class A common stock and Class B common stock, voting as a single class, are entitled to vote on (1) the proposal to ratify the appointment of McGladrey LLP as the Company's independent registered public accounting firm for the 2014 fiscal year, (2) the non-binding advisory proposal on executive compensation and (3) the proposal to ratify and approve the Johnson Outdoors Inc. Worldwide Key Executives’ Discretionary Bonus Plan.

All shareholders of record are cordially invited to attend the meeting in person. Whether or not you plan to attend the annual meeting in person, please complete, sign, date and return the enclosed proxy in the accompanying self-addressed postage pre-paid envelope or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet (or, if your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct it to vote your shares) as soon as possible.

By Order of the Board of Directors

/s/ Alisa Swire

Alisa Swire
Secretary
Racine, Wisconsin
January 13, 2014

JOHNSON OUTDOORS INC.
555 Main Street
Racine, Wisconsin 53403

PROXY STATEMENT

For The 2014 Annual Meeting of Shareholders
To Be Held On February 26, 2014

Important Notice Regarding the Availability of Proxy Materials for the
2014 Annual Meeting of Shareholders to be held on February 26, 2014:

The Notice of Annual Meeting, this Proxy Statement and the Accompanying Annual Report on Form 10-K are Available at www.proxyvote.com

This Proxy Statement, which is first being mailed on or about January 13, 2014 to shareholders of record as of the close of business on December 19, 2013, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Outdoors Inc. (the “Company”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, to be used at the Annual Meeting of Shareholders of the Company to be held on Wednesday, February 26, 2014 at 10:00 a.m., local time, at the Company’s headquarters, located at 555 Main Street, Racine, Wisconsin, and at any adjournment or postponement thereof (the “Annual Meeting”).

You may vote in any of the following ways:

1) attend the Annual Meeting and vote in person by ballot;

2) complete the enclosed proxy card and then sign, date and return it in the postage pre-paid envelope provided; or

3) vote by telephone or the internet by following the instructions supplied on the proxy card.

If you submit a proxy now, your right to vote at the Annual Meeting is not waived should you decide to attend in person.

Shares represented by a properly executed proxy will be voted at the Annual Meeting and, when instructions have been given by the shareholder, will be voted in accordance with those instructions. If you submit a proxy without giving voting instructions, the persons named as proxies on the proxy card will vote your shares (1) FOR the election of the directors named in this Proxy Statement, (2) FOR the ratification of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 3, 2014, (3) FOR approval of the non-binding advisory proposal on executive compensation and (4) FOR ratification and approval of the Johnson Outdoors Inc. Worldwide Key Executives’ Discretionary Bonus Plan (the “Cash Bonus Plan”).

As of the date of this Proxy Statement, the Company does not expect any matters to be voted upon at the Annual Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders.  If any other matters properly come before the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, a properly executed proxy gives the persons named as proxies on the proxy card authority to vote on such matters.  The individuals named and acting as proxies will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting.

If you hold shares of the Company’s common stock as a participant in the Company’s 401(k) Retirement and Savings Plan (the “Retirement and Savings Plan”), the trustee for the Retirement and Savings Plan will vote the shares you hold through the Retirement and Savings Plan as you direct. The Company will provide Retirement and Savings Plan participants who hold Company common stock through the Retirement and Savings Plan with forms on which participants may communicate their voting instructions to the trustee. If properly completed voting instructions are not received for shares held in the Retirement and Savings Plan, those shares will be voted by the plan trustee in the same proportion as the votes cast by the other Retirement and Savings Plan participants.

You may revoke your proxy at any time before it is actually voted by giving written notice to the Secretary of the Company, requesting a ballot at the Annual Meeting and voting in person or by submitting a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If you have given voting instructions to a broker, nominee, fiduciary or other custodian that holds your shares in “street name,” you may revoke those instructions by following the directions given by the broker, nominee, fiduciary or other custodian. If a shareholder properly signs and returns the proxy card but does not specify how to vote, then the shareholder’s shares will be voted FOR the election of the directors listed in the enclosed proxy, FOR the ratification of McGladrey LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year, FOR approval of the non-binding advisory proposal on executive compensation and FOR ratification and approval of the Cash Bonus Plan.

Telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders voting via the Internet should understand that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that the shareholder must bear.

The record date for shareholders entitled to notice of and to vote at the Annual Meeting is December 19, 2013.  On the record date, the Company had outstanding and entitled to vote 8,750,149 shares of Class A common stock and 1,212,420 shares of Class B common stock. A majority of the votes entitled to be cast at the Annual Meeting, represented either in person or by proxy, shall constitute a quorum with respect to the meeting.  Holders of Class A common stock, voting as a separate class, elect two directors and are entitled to one vote per share for directors designated to be elected by holders of Class A common stock. Holders of Class B common stock elect the remaining directors and are entitled to one vote per share for directors designated to be elected by holders of Class B common stock. Holders of Class A common stock and Class B common stock voting together as a single voting group are entitled to vote on the proposals to ratify McGladrey LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year, to approve the non-binding advisory proposal on executive compensation and to ratify and approve the Cash Bonus Plan.  The holders of Class A common stock are entitled to one vote per share, while holders of Class B common stock are entitled to ten votes per share on these three proposals.  Approval of any other matter not specified in the Notice of Annual Meeting of Shareholders that may properly be presented at the Annual Meeting will require that the number of votes properly cast in favor of such matter exceed the number of votes properly cast against such matter, with the holders of the Class A common stock entitled to one vote per share, and the holders of Class B common stock entitled to ten votes per share.  Abstentions and broker nonvotes (i.e., shares held by brokers in “street name,” voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement but will not count toward the determination of whether the directors are elected or whether such other matters are approved.  The Inspector of Election appointed by our Board of Directors will count the votes and ballots.

PROPOSAL 1:  ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. The Company’s Articles of Incorporation provide that holders of the Company’s Class A common stock have the right to elect 25 percent, or the next highest whole number, of the authorized number of directors and the holders of the Company’s Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will be entitled to elect two directors and holders of Class B common stock will be entitled to elect four directors. Terry E. London and John M. Fahey, Jr. (the “Class A Directors”) are the Board nominees designated to be voted on by the holders of Class A common stock, and Helen P. Johnson-Leipold, Thomas F. Pyle, Jr., Edward F. Lang and W. Lee McCollum (the “Class B Directors”) are the Board nominees designated to be voted on by the holders of Class B common stock.  As indicated below, all of the individuals nominated by our Board of Directors are each an incumbent director.

Properly completed proxies (whether by Internet, telephone or mail) received from holders of Class A common stock will, unless otherwise directed, be voted for the two nominee Class A Directors and properly completed proxies (whether by Internet, telephone or mail) received from holders of Class B common stock will, unless otherwise directed, be voted for the four nominee Class B Directors. Proxies of holders of Class A common stock cannot be voted for more than two persons and proxies of holders of Class B common stock cannot be voted for more than four persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case assuming a quorum is present at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting by such class. Consequently, the six directors receiving the most votes, taking into account the Company’s two class voting structure, will be elected to the Board of Directors.

Director Qualifications

The following table provides information as of the date of this Proxy Statement about each nominee for election to the Board of Directors at the Annual Meeting. The Company anticipates that the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors and taking into account our two class voting structure, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors). The information presented includes information each nominee or director has given the Company about his or her age, his or her principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years.  The Nominating and Corporate Governance Committee regularly evaluates the mix of experience, qualifications, attributes and skills of the Company’s directors using a matrix of areas that the Committee considers important for the Company’s business.  In addition to the information presented below regarding the nominee’s specific experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee to the conclusion that the nominee should serve as a director, the Nominating and Corporate Governance Committee also considered the qualifications and criteria described below under “Corporate Governance Matters – Director Nominations” with the objective of creating a complementary mix of directors.

Name	Age	Business Experience During Last Five Years	Director Since
Class A Directors
Terry E. London	64
President and Chief Executive Officer of London Broadcasting Company, Inc., a television broadcasting and media company, since October 2007. President of London Partners LLC, a private investment firm, from 2001 until 2007. President and Chief Executive Officer of Gaylord Entertainment Company, Inc., a media and hospitality company, from 1997 to 2000.  Chairman of the Board of Directors, Pier 1 Imports, Inc. Mr. London brings extensive experience in management, corporate transactions and integration and enterprise risk management from his tenure as a President and Chief Executive Officer of various companies. Mr. London is a CPA and is experienced in financial matters, accounting and auditing, including financial reporting.  The foregoing experience led to the conclusion that he should serve as a director of Johnson Outdoors.
			1999

John M. Fahey, Jr.	62
Chairman of the National Geographic Society, a nonprofit scientific and educational organization, since 2011, and served as its CEO from 1998 through 2013. He was also President of the National Geographic Society from 1998 to December 2010. Director of Exclusive Resorts. Member of the Board, Smithsonian National Museum of Natural History. The skills and experience acquired by Mr. Fahey through these positions which led to the conclusion that he should serve as a director, include leadership, strategic planning, international business, corporate transactions and enterprise risk management, together with familiarity with several of the Company’s markets and industries.

			2001

Class B Directors
Helen P. Johnson-Leipold	58
Chairman and Chief Executive Officer of the Company since 1999. Chairman and Director of Johnson Financial Group, Inc.  Director of S.C. Johnson & Son, Inc. (global manufacturer of household consumer products). Chairman of The Johnson Foundation at Wingspread and its Board of Trustees.  These experiences, along with various executive positions at S.C. Johnson & Son, Inc., Johnson Diversey and Foote, Cone & Belding, have provided Ms. Johnson-Leipold extensive leadership and management experience, including strategic planning, operations and manufacturing, brand marketing, corporate communication, corporate transactions and international business, as well as a deep knowledge of the Company’s industry, businesses and strategic evolution, all of which led to the determination that she is particularly qualified to serve as a director.
		1994

Thomas F. Pyle, Jr.	72
Vice Chairman of the Board of the Company since 1997. Chairman of The Pyle Group, a financial services and investments firm, since 1996. Non-Executive Chairman of Uniek, Inc. since 1998. Director of Sub Zero Wolf, Inc. Trustee, Wisconsin Alumni Research Foundation, Trustee, University Research Park, Inc. and Trustee, Morgridge Institute for Research. Member, University of Wisconsin Chancellor’s Advisory Council. These experiences, together with Mr. Pyle’s experience as Chairman, President and Chief Executive Officer, and principal owner of Rayovac Corporation (a manufacturer of batteries and lighting products) provide Mr. Pyle with an extensive background in corporate transactions, international business, operations and manufacturing, financial matters, strategic planning, enterprise risk management and brand marketing, all of which led to the conclusion that he should serve as a director.
		1987

W. Lee McCollum	64
Director of Johnson Bank 1994 to 2006.  Director of Johnson Financial Group, Inc. since 2006.  Director of Sigma-Aldrich Corporation since 2001.  Director of Coastal South Bancshares, Inc. since 2010. Chairman of the Board and Director of Le Groupe Fruits & Passion from 2008 until 2010. Executive Vice President and Chief Financial Officer of S.C. Johnson & Son, Inc. from 2006 until 2009. Senior Vice President and Chief Financial Officer of S.C. Johnson & Son, Inc. from 1997 until 2006. Mr. McCollum brings a broad range of international and consumer products experience together with experience in enterprise risk management, strategic planning, manufacturing and corporate transactions and integration. His experience as a chief financial officer also provides Mr. McCollum with significant expertise in financial matters, accounting and auditing matters.  This broad financial and other business experience led to the conclusion that he should serve as a director.
		2005

Edward F. Lang	51
Senior Vice President and Chief Financial Officer of the New Orleans Saints, a National Football League team, and the New Orleans Pelicans, a National Basketball Association team since 2012. President of Business Operations and Alternate Governor of the Nashville Predators, a National Hockey League team, from 2007 to 2010. Executive Vice President of Finance and Administration and Chief Financial Officer of the Nashville Predators from 2004 until 2007. Senior Vice President and Chief Financial Officer of the Nashville Predators from 1997 until 2003. Member of the College of Business Visiting Committee of Loyola University. Mr. Lang has broad experience in financial matters, accounting and auditing from his activities as a chief financial officer, together with experience in corporate transactions, operations and enterprise risk management. Mr. Lang also has experience in leisure industries and consumer products. This broad financial and other business experience led to the conclusion that he should serve as a director.
		2006

Board of Directors Recommendation

The Company’s Board of Directors recommends that shareholders vote “FOR” the election of each nominee listed above as a director of Johnson Outdoors Inc.

DIRECTORS’ MEETINGS AND COMMITTEES

Meetings and Attendance

The Board of Directors has standing Executive, Audit, Compensation, and Nominating and Corporate Governance Committees. During the year ended September 27, 2013 (“fiscal 2013”), there were 4 meetings of the Board of Directors, 2 meetings of the Executive Committee, 8 meetings of the Audit Committee, 4 meetings of the Compensation Committee and 2 meetings of the Nominating and Corporate Governance Committee. Each director attended at least 75 percent of the aggregate number of (i) meetings of the Board of Directors held during the period for which he or she was a director during fiscal 2013 and (ii) meetings of the committees on which the director served during fiscal 2013.

Executive sessions or meetings of outside (non-management) directors without management present are held regularly for a general discussion of relevant subjects. In fiscal 2013, the outside directors met in executive session at least two times in accordance with the requirements of the NASDAQ Stock Market.

Committees

Executive Committee.  The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and in discharging the Board of Directors’ responsibilities with respect to the management of the business and affairs of the Company when it is impracticable for the full Board to act. Present members of the Executive Committee are Ms. Johnson-Leipold and Mr. Pyle.

Audit Committee.  The Audit Committee presently consists of Messrs. London (Chairman), Pyle and Lang. The Audit Committee’s primary duties and responsibilities are to: (1) appoint the Company’s independent registered public accounting firm and determine its compensation; (2) serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures; (3) review, evaluate and oversee the audit efforts of the Company’s independent registered public accounting firm and internal auditors; (4) provide an open avenue of communication among the independent registered public accounting firm, management, the internal auditors and the Board of Directors; and (5) prepare the Audit Committee Report required to be included in the Company’s annual proxy statement. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee’s report required by the rules of the Securities and Exchange Commission (“SEC”) appears beginning on page 13.

Compensation Committee.  The Compensation Committee presently consists of Messrs. Pyle (Chairman), Fahey and London. The Compensation Committee administers the Company’s compensation programs and the compensation of the Company’s directors, officers and, at the option of the Committee, other managerial personnel of the Company and its subsidiaries, including, without limitation, fixing the cash compensation of such persons, establishing and administering benefit plans for such persons and determining benefits thereunder. Generally, the Compensation Committee also administers all incentive compensation and equity-based plans, such as stock option and restricted stock plans, in accordance with the terms of such plans, and approves awards under the incentive compensation and equity-based plans.  The Compensation Committee also reviews and makes recommendations to the Board of Directors with respect to the compensation of the Company’s outside directors.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee presently consists of Messrs. Fahey (Chairman), Lang and Pyle. The Nominating and Corporate Governance Committee provides assistance to the Board of Directors in fulfilling its responsibilities by: (1) identifying individuals qualified to become directors and recommending to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by the shareholders of the Company; (2) identifying directors qualified to serve on the committees established by the Board of Directors and recommending to the Board of Directors members for each committee to be filled by the Board of Directors; (3) reporting annually to the Board of Directors regarding the Nominating and Corporate Governance Committee’s evaluation and assessment of the performance of the Board, and (4) taking a leadership role in shaping the corporate governance of the Company.

Charters of Committees

The Board of Directors has adopted a written charter for each of its Committees which may be amended from time to time.  The Company makes available copies of each of these charters on its website at www.johnsonoutdoors.com, 24 hours a day and free of charge.  The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement.

CORPORATE GOVERNANCE MATTERS

The Company is committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Company and its shareholders. The Board of Directors has adopted Corporate Governance Guidelines which the Company has published on its website at www.johnsonoutdoors.com.

Director Independence

The Board of Directors has determined that the Company is a “Controlled Company,” as defined in NASDAQ Stock Market Listing Rule 5615(c)(1). The Board has based this determination on the fact that Helen P. Johnson-Leipold is deemed to be the beneficial owner of more than 50 percent of the voting power of the Company. The Company, therefore, is exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and the requirement to maintain a Nominating and Corporate Governance Committee and a Compensation Committee composed entirely of independent directors. Notwithstanding such exemption, the Board of Directors has reviewed the independence of the nominees for election to the Board at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based upon this review, of the six nominees, the Board of Directors has determined that each of the following directors was independent under the NASDAQ listing standards:

John M. Fahey, Jr.
Edward F. Lang
Terry E. London
Thomas F. Pyle, Jr.

The Board of Directors determined that each of Ms. Johnson-Leipold and Mr. McCollum was not independent in accordance with such standards. Ms. Johnson-Leipold was not independent because she is an executive officer of the Company. Mr. McCollum is not independent because he is a director of Johnson Financial Group, Inc., a company controlled by members of Ms. Johnson-Leipold’s family.

Board Leadership Structure

The Board of Directors determines whether it is appropriate to combine or separate the roles of Chairman of the Board and Chief Executive Officer depending on the Company’s circumstances at the time.  Ms. Johnson-Leipold currently serves as the Company’s Chief Executive Officer and as Chairman of the Board of Directors.  Ms. Johnson-Leipold possesses in-depth knowledge of the issues, opportunities and challenges the Company faces, and is thus best positioned to develop agendas and highlight issues that ensure that the Board of Directors’ time and attention are focused on the most critical matters.  In addition, the Board of Directors has determined that this leadership structure is optimal because it believes that having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability.  Having one person serve as Chairman and Chief Executive Officer also enhances the Company’s ability to communicate its message and strategy clearly and consistently to its shareholders, employees, and business partners, particularly during times of turbulent economic and industry conditions.  Although the Company believes that the combination of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, it will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, separation of these offices would serve the Company’s best interests and the best interests of its shareholders.

Thomas F. Pyle, Jr., the Company’s Vice Chairman of the Board, serves as the Company’s lead outside or independent director. In his capacity as lead outside or independent director, Mr. Pyle coordinates the activities of the independent directors and serves as a liaison between the Chairman and the independent directors. Mr. Pyle also presides at the executive sessions of the independent directors and has the authority to call additional executive sessions or meetings of the independent directors.

The Board’s Role in Risk Oversight

The Company has established a Risk Committee, which is primarily responsible for the Company’s enterprise risk assessment and enterprise risk management policies. The Risk Committee is chaired by the Company’s Chief Financial Officer and includes various other members of senior management. The role of the Board of Directors in the Company’s risk oversight process includes receiving reports and presentations from the Risk Committee on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks, and any measures taken or recommended by the Committee to mitigate risk.  The Board of Directors periodically reviews and discusses areas of material risk at its meetings.

Director Nominations

The Company has a standing Nominating and Corporate Governance Committee. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the NASDAQ Stock Market.

The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders. Recommendations for consideration by the Nominating and Corporate Governance Committee should be sent to the Secretary of the Company in writing, together with appropriate biographical information concerning each proposed nominee, including the following information: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of the common stock (of each class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934, as amended; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of the common stock (regardless of class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by the shareholder making the recommendation. The Company may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company. The Company’s Bylaws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of intent to make such a nomination to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the Bylaws. Pursuant to these requirements, a shareholder must give a written notice of intent to the Secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee of the Board of Directors seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company. In addition, the Nominating and Corporate Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Corporate Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. In addition, the Nominating and Corporate Governance Committee believes that the following specific qualities and skills are necessary for all Company directors to possess:

●	A director should be highly accomplished in his or her respective field, with superior credentials and recognition.

●	A director should have expertise and experience relevant to the Company’s business, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

●	A director must have time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.

●	A director should have demonstrated the ability to work well with others. The Company does not have a formal policy for the consideration of diversity by the Nominating and Corporate Governance Committee in identifying nominees for director. Diversity is one of the factors the Nominating and Corporate Governance Committee may consider and in this respect diversity may include race, gender, national origin or other characteristics.

Communications between Shareholders and the Board of Directors; Director Attendance at Annual Meetings

Shareholders may communicate with the Board of Directors by writing to the Board of Directors (or, at the shareholder’s option, to a specific director) care of the Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403. Subject to the conditions described below, the Secretary will ensure that this communication (assuming it is properly addressed to the Board of Directors or to a specific director) is delivered to the Board of Directors or the specified director, as the case may be. Each such communication should indicate that the sender is a shareholder of the Company and that the sender is directing the communication to one or more individual directors or to the Board of Directors as a whole.

All communications will be compiled by the Company’s Secretary and submitted to the Board of Directors or the individual directors on an as needed basis unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or its business or communications that relate to improper or irrelevant topics. The Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about the Company or where it is a stock-related matter.

Directors are encouraged to attend the Company’s Annual Meeting of Shareholders. All of the incumbent directors serving as a director at the time of the meeting attended the Company’s Annual Meeting of Shareholders that occurred on February 28, 2013.

Employee Code of Conduct and Code of Ethics and Procedures for Reporting of Accounting Concerns

The Company has adopted an Employee Code of Business Conduct (the “Code of Conduct”). The Company requires all directors, officers and employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires the Company’s directors, officers and employees to avoid conflicts of interest, comply with all applicable laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interests. The Company has placed a copy of the Code of Conduct on its website located at www.johnsonoutdoors.com. In addition, all directors, officers and salaried employees are required to complete compliance training on the Code of Conduct and certain other subjects on an annual basis.

The Company also adopted a Code of Ethics for the Chief Executive Officer and Senior Financial and Accounting Officers (the “Code of Ethics”), which governs the conduct of the Company’s Chief Executive Officer, Chief Financial Officer and its other senior financial and accounting officers and executives. The Code of Ethics supplements the Code of Conduct and is intended to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; provide full, fair, accurate, timely and understandable disclosure in the Company’s public documents; promote compliance with applicable laws and regulations; ensure the prompt reporting of violations of the Code of Ethics; and provide accountability for adherence to the Code of Ethics. The Company has placed a copy of the Code of Ethics on its website located at www.johnsonoutdoors.com. The Company intends to disclose any amendments to, or waivers from, the Code of Ethics on its corporate website.

In addition, the Company has adopted a set of Corporate Governance Guidelines (the “Corporate Governance Guidelines”).  The Corporate Governance Guidelines have been established to assist the Board of Directors in the exercise of its responsibilities and to reflect the Board’s commitment to monitoring the effectiveness of policy and decision making at both the Board and management levels.  The Corporate Governance Guidelines address issues such as composition of the Board, independence criteria for Board members, Board leadership, evaluating performance of the Board, directors’ responsibilities, the Board’s relationship with senior management, Committee matters and director continuing education.  The Company has placed a copy of the Corporate Governance Guidelines on its website located at www.johnsonoutdoors.com.

Further, the Company has established “whistle-blower procedures” which provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide protections to employees who report possible Company misconduct.

Assessing the Performance of the Board and Individual Directors

The Nominating and Corporate Governance Committee is responsible to report annually to the Board of Directors regarding the Committee’s assessment and evaluation of the performance of the Board as a whole. This report and assessment is discussed with the full Board and includes specific review of performance areas in which the Nominating and Corporate Governance Committee believes a better contribution could be made. The purpose of this assessment and evaluation is to increase the effectiveness of the Board as a whole and not necessarily to focus on individual Board members.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee is comprised of three members of the Company’s Board of Directors. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Audit Committee is independent under the applicable standards and rules of the NASDAQ Stock Market and the rules of the SEC. The duties and responsibilities of the Company’s Audit Committee are set forth in the Audit Committee Charter, which may be found on the Company’s website at www.johnsonoutdoors.com.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal control over financial reporting and related internal controls and procedures rests with management, and the Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements. In discharging its oversight responsibility as to the audit process, the Audit Committee has:

●	reviewed and discussed the Company’s audited financial statements for the fiscal year ended September 27, 2013, with the Company’s management and with the Company’s independent registered public accounting firm;

●	discussed with the Company’s independent registered public accounting firm the matters required to be discussed by SAS No. 61, “Communications with Audit Committees,” as amended (American Institute of Certified Public Accountants, Professional Standards Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

●	received and discussed with the Company’s independent registered public accounting firm the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and

●	discussed with the independent registered public accounting firm without management present the firm’s independence.

Based upon the above-described review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 27, 2013 for filing with the SEC.

The Audit Committee of the Board of Directors

Terry E. London, Chairman
Thomas F. Pyle, Jr.
Edward F. Lang

Audit Committee Financial Expert

The Company’s Board of Directors has determined that one of the members of the Audit Committee, Terry E. London, qualifies as an “audit committee financial expert” as defined by the rules of the SEC based on his work experience and education.

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees the Company was billed for audit and non-audit services rendered by the Company’s independent registered public accounting firm, McGladrey LLP, during fiscal years 2013 and 2012.

	McGladrey LLP
Service Type	2013	2012
Audit Fees (1)	$941,345	$824,802	(3)
Audit-Related Fees	$10,000	$12,600	(4)
Tax Fees	-	-
All Other Fees (2)	$37,500	$37,300
Total Fees Billed	$988,845	$874,702

(1)	Includes fees for: professional services rendered in connection with the audit of the Company’s financial statements for the fiscal years ended September 27, 2013 and September 28, 2012; the reviews of the financial statements included in each of the Company’s quarterly reports on Form 10-Q during such fiscal years; and consents and assistance with documents filed by the Company with the SEC. These fees include the services provided by affiliate firms as part of the consolidated audit and for foreign statutory audits.

(2)	All other fees relate to the financial statement audits of the Company’s three employee benefit plans, one of which is included on Form 11-K which is filed annually with the SEC.

(3)	Includes additional fees of $38,367 for professional services rendered in connection with the audit of the Company’s financial statements for fiscal 2012 which were billed in fiscal 2013.

(4)	Audit-related fees are principally comprised of fees for consultation with management as to the accounting or disclosure treatment of various transactions or events. Includes additional fees of $12,600 for audit-related services pertaining to the Company’s financial statements for fiscal 2012 which were billed in fiscal 2013.

The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of McGladrey LLP.

The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company’s independent registered public accounting firm. These non-audit services are evaluated by the Audit Committee taking into account scope, fees, and applicable laws and regulations (including SEC rules) related to the independence of the independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting.

Each new engagement of the Company’s independent registered public accounting firm to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Audit Committee has appointed McGladrey LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending October 3, 2014.  Unless otherwise directed, proxies will be voted FOR the ratification of such appointment.

Although this appointment is not required to be submitted to a vote of shareholders, our Board of Directors believes it appropriate as a matter of policy to request that our shareholders ratify the appointment.  If shareholder ratification is not received, the Board of Directors will reconsider the appointment, and may retain that firm or another firm without resubmitting the matter to the Company’s shareholders.  Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time during the fiscal year if it determines that such change would be in the Company’s best interests.

It is expected that a representative of McGladrey LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

If a quorum exists, the approval of the ratification of McGladrey LLP requires that the number of votes properly cast for this proposal exceed the number of votes properly cast against this proposal.  Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.

Board of Directors Recommendation

The Board of Directors recommends a vote “FOR” ratification of the appointment of McGladrey LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending October 3, 2014.

STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth certain information as of November 29, 2013 regarding the beneficial ownership of each class of Company common stock by each director, each person known by the Company to own beneficially more than 5 percent of either class of the Company’s common stock (including any “group” as set forth in Section 13(d)(3) of the Exchange Act), each of the officers named in the Summary Compensation Table in this Proxy Statement (the “named executive officers”), and all directors and current executive officers as a group based upon information furnished by such persons or in information otherwise publicly available in filings with the SEC.

The Company has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated in the footnotes, the persons listed below have sole voting and investment power over the shares beneficially owned. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of November 29, 2013 or restricted stock units (with each unit representing one share of Class A common stock issuable on such vesting date) which are vested or which vest within 60 days of November 29, 21013 are treated as outstanding and beneficially owned by the holder for the purpose of computing the percentage ownership of the holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person, except with respect to restricted stock units that have vested and been issued as shares of Class A common stock. The table lists applicable percentage ownership based on 8,724,984 shares of Class A common stock and 1,212,420 shares of Class B common stock outstanding as of November 29, 2013.

	Class A Common Stock(1)			Class B Common Stock(1)
Name and Address	Number of Shares		Percentage of Class Outstanding	Number of Shares		Percentage of Class Outstanding
Johnson Bank 555 Main Street Racine, Wisconsin 53403	2,907,028	(2)	33.3%	42,830	(2)	3.5%
Helen P. Johnson-Leipold 555 Main Street Racine, Wisconsin 53403	1,458,785	(3)	16.7%	1,168,366	(3)	96.4%
Dr. H. Fisk Johnson 555 Main Street Racine, Wisconsin 53403	838,205	(4)	9.6%	_		_
Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road Austin, Texas 78746	735,935	(5)	8.4%	–		–
David W. Johnson	64,736		*	_		_
Thomas F. Pyle, Jr.	48,417	(6)	*	–		–
John M. Fahey, Jr.	29,984	(7)	*	–		–
Terry E. London	24,891	(8)	*	–		–
W. Lee McCollum	18,279	(9)	*	–		–
Edward F. Lang	15,387		*	–		–
All directors and current executive officers as a group (7 persons)	1,660,479		19.0%	1,168,366		96.4%
* The amount shown is less than 1 percent of the outstanding shares of such class.

(1)	Shares of Class B common stock (“Class B Shares”) are convertible on a share-for-share basis into shares of Class A common stock (“Class A Shares”) at any time at the discretion of the holder thereof. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B Shares, the Class A Shares reported in the table does not include Class A Shares which may be acquired upon the conversion of Class B Shares.

(2)	Johnson Bank reports sole voting and investment power with respect to 562,365 Class A Shares and 21,772 Class B Shares, and shared voting and investment power with respect to 2,344,663 Class A Shares and 21,058 Class B Shares. Of the 2,344,663 Class A Shares for which Johnson Bank reports shared voting and investment power, Ms. Johnson-Leipold also reports beneficial ownership of 1,039,873 of these shares and Dr. Johnson also reports beneficial ownership of 640,565 of these shares. Ms. Johnson-Leipold is indirectly the controlling shareholder of Johnson Bank.

(3)	Ms. Johnson-Leipold reports shared voting and investment power with respect to all of the Class A Shares (other than with respect to 304,448 Class A Shares). Ms. Johnson-Leipold beneficially owns such Class A Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain limited partnerships controlled by certain members of Samuel C. Johnson’s family or related entities (the “Johnson Family”) and as a controlling shareholder, with trusts for the benefit of the Johnson Family, of certain corporations. Of the 1,154,337 Class A shares for which Ms. Johnson-Leipold reports shared voting and investment power, Johnson Bank also reports beneficial ownership of 1,039,873 of these shares and Dr. Johnson also reports beneficial ownership of 29,308 of these shares. Ms. Johnson-Leipold reports sole voting and investment power with respect to 1,168,366 Class B Shares directly held by the Johnson Outdoors Inc. Class B Common Stock Voting Trust, of which she is voting trustee. The 304,448 Class A Shares for which Ms. Johnson-Leipold reports sole voting and investment power include 129,332 shares of restricted stock previously awarded to Ms. Johnson-Leipold.

(4)	Dr. Johnson reports sole voting and investment power with respect to 197,640 Class A Shares, which he holds directly, as the sole trustee of the Herbert F. Johnson Distributing Trust and as the controlling shareholder of S.C. Johnson & Son, Inc. Dr. Johnson reports shared voting and investment power with respect to 640,565 Class A Shares, which are held either by Dr. Johnson’s revocable trusts or by certain partnerships or corporations in which Dr. Johnson or his revocable trust are general partners or shareholders. Of the 640,565 Class A Shares for which Dr. Johnson reports shared voting and investment power, Johnson Bank reports beneficial ownership of all of these shares and Ms. Johnson-Leipold also reports beneficial ownership of 29,308 of these shares.

(5)	The information is based on a Schedule 13G/A dated December 31, 2012 and filed on February 11, 2013 by Dimensional Fund Advisors LP, a registered investment advisor (“Dimensional”), with the SEC reporting its beneficial ownership as of December 31, 2012. Dimensional is a registered investment adviser and reported sole voting power with respect to 730,170 of the reported shares and sole investment power with respect to all 735,935 of the voting shares. Dimensional disclaims beneficial ownership of all of the reported shares, which are owned by advisory clients of Dimensional.

(6)	Includes options to acquire 4,254 Class A Shares, which options are exercisable within 60 days of November 29, 2013.

(7)	Includes options to acquire 4,254 Class A Shares, which options are exercisable within 60 days of November 29, 2013.

(8)	Includes options to acquire 4,254 Class A Shares, which options are exercisable within 60 days of November 29, 2013.

(9)	Includes options to acquire 2,304 Class A Shares, which options are exercisable within 60 days of November 29, 2013.

At November 29, 2013, the Johnson Family beneficially owned 3,801,334 Class A Shares, or approximately 43.6% of the outstanding Class A Shares, and 1,211,196 Class B Shares, or approximately 99.9% of the outstanding Class B Shares.

EXECUTIVE OFFICERS

The following table provides information as of the date of this Proxy Statement about each of the Company’s current executive officers who are not nominees for election to the Board of Directors at the Annual Meeting.  The information presented includes information each executive officer has given the Company about his or her age and his or her principal occupation and business experience for the past five years:

Name	Age	Current Position	Other Positions
David W. Johnson	50	Vice President and Chief Financial Officer of the Company since November 2005.
From July 2005 to November 2005, Mr.  Johnson served as Interim Chief Financial Officer and Treasurer of the Company. From December 2001 to July 2005, he served as Director of Operations Analysis of the Company. Prior to joining the Company, Mr. Johnson was employed by Procter & Gamble in a series of finance positions with increasing responsibility.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis addresses the Company’s compensation philosophy, objectives, process and actions specific to fiscal 2013, and the first part of fiscal 2014 prior to the date of this Proxy Statement, for the Company’s current Chief Executive Officer and Chief Financial Officer.  Throughout this Proxy Statement, these two executive officers as referred to as the “named executive officers.”  Ultimate responsibility for establishing, implementing and monitoring the total compensation of the named executive officers rests with the Compensation Committee of the Board of Directors.  The named executive officers for fiscal 2013 were:

●	Helen P. Johnson-Leipold, Chairman of the Board and Chief Executive Officer; and

●	David W. Johnson, Vice President and Chief Financial Officer.

The compensation of these individuals is presented in the tables and other quantitative information that follows this section.

Our Compensation Philosophy

Johnson Outdoors believes it is important to provide compensation that at a minimum reflects base levels which are competitive with executive officers in other industry-related public companies of similar structure and size.  The Company further believes that it is appropriate and desirable to have meaningful incentive plans for our named executive officers to help attract and retain high performing individuals and drive positive economic performance and enhanced shareholder value.  Further, these performance based incentive plans should provide opportunities for the Company’s named executive officers to significantly augment their base compensation on a short term and long term basis.  This philosophy is the foundation for the following objectives.

Our Compensation Objectives

The objectives of the Compensation Committee in establishing compensation arrangements for the Company’s named executive officers are to:

●	Attract, retain and motivate qualified executive managers who are important to the success of Johnson Outdoors with a straightforward, understandable compensation program;

●	Provide strong financial incentives, at reasonable cost, for positive financial performance and enhanced value of a shareholders’ investment in the Company; and

●	Create compensation packages which provide strong incentives for long-term success and performance.

The compensation program that has been developed and implemented by the Compensation Committee to achieve these objectives has the following features:

●	The compensation paid to our named executive officers on a yearly basis consists mainly of three components – (1) base salary; (2) potential annual cash bonuses based on performance; and (3) equity compensation in the form of grants of shares of restricted stock which are tied to achieving certain short- and long-term performance criteria and which grants are subject to continued service-based vesting criteria. We currently provide our named executive officers with a very modest level of “perquisites” or other benefits that are not available to all of our employees. “All Other Compensation” reported in the Summary Compensation Table in this Proxy Statement constituted less than 5% of “Total Compensation” for our named executive officers during fiscal 2013.

●	Each named executive officer receives a base salary based on available comparable compensation data which we believe to be competitive and fair. See “Peer Group Benchmarking” below.

●	Total compensation is higher for individuals with greater responsibility and a greater ability to influence company-wide performance. In addition, the compensation program is designed so that a significant portion of total potential compensation for our named executive officers is at risk, in that it is contingent on actual company and personal performance.

●	The Cash Bonus Plan provides for annual bonus payouts based on (1) achieving specific company-wide objective financial criteria, including minimum financial performance targets that must be met as a condition to payouts under the Plan, and (2) achieving individual performance objectives.

●	The Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan (the “Stock Incentive Plan”) specifically prohibits discounted stock options.

●	Johnson Outdoors does not currently provide our named executive officers with any supplemental executive retirement plan or similar benefits or any severance or other special benefits (other than certain vesting of equity compensation under the terms of the Stock Incentive Plan) triggered by a change of control.

The above noted compensation program features are described in detail in the following sections of this Compensation Discussion and Analysis, entitled “Our Compensation Process,” “Peer Group Benchmarking,” “Components of Executive Compensation” and “Change of Control and Severance Benefits.”

At our 2013 Annual Meeting of Shareholders, pursuant to a non-binding, advisory vote, shareholders approved the compensation of our named executive officers as disclosed in the Proxy Statement for the 2013 Annual Meeting by a vote of 19,666,440 shares in favor to 93,314 against (taking into account the fact that holders of Class B shares of common stock are entitled to 10 votes per share when voting together with holders of Class A shares of common stock).  The Compensation Committee has considered the results of this advisory shareholder vote and believes that it shows support by the shareholders for the Company’s compensation philosophy and the executive compensation programs that implement this compensation philosophy.  The Company has not significantly changed the executive compensation programs following this shareholder advisory vote.  The Company’s Board of Directors has determined that shareholder advisory votes on executive compensation will occur every year.  Accordingly, the next shareholder advisory vote on executive compensation will be held in connection with the 2014 Annual Meeting of Shareholders.

Our Compensation Process

Compensation for the Company’s named executive officers and, at the option of the Compensation Committee, other officers and senior managers, is evaluated and determined by the Compensation Committee of the Board of Directors.  The Compensation Committee consists of three independent directors under the applicable standards of the NASDAQ Stock Market.  Thomas F. Pyle, Jr. is the Chairman of the Compensation Committee and the other members of the Compensation Committee are Terry E. London and John M. Fahey, Jr.  Additional information regarding the Compensation Committee is disclosed under the section “Directors’ Meetings and Committees – Compensation Committee” included elsewhere in this Proxy Statement.

The Compensation Committee views compensation as an ongoing process and may convene special meetings in addition to its regularly scheduled meetings throughout the year for purposes of evaluation, planning and appropriate action.  Many key compensation decisions for a fiscal year are made during the fourth fiscal quarter of the prior fiscal year (typically in September) as the Compensation Committee sets certain compensation targets and objectives for the coming fiscal year.  Additional compensation decisions are made during the first quarter of the fiscal year as the Compensation Committee meets to review performance for the prior fiscal year and calculate and set target awards under the Stock Incentive Plan for the current fiscal year. Finally, at the first quarterly meeting held after the fiscal year (typically in December of the following fiscal year), the Compensation Committee reviews performance for the prior fiscal year and calculates and confirms bonus payouts, if any, under the Cash Bonus Plan with respect to the prior fiscal year, and calculates the number of restricted shares which are to be granted, if any, under the Stock Incentive Plan with respect to the target awards for the prior fiscal year. The Compensation Committee held four meetings during fiscal 2013, as well as a meeting held on December 3, 2013 (the first quarter of fiscal 2014) to review performance for fiscal 2013.  At each meeting, the Compensation Committee held an executive session without management present. The Compensation Committee receives and reviews materials in advance of each meeting, including materials that management believes will be helpful to the Committee as well as materials specifically requested by members of the Committee.

The Company’s management assists the Compensation Committee in its oversight and determination of compensation. Management’s role includes assisting the Compensation Committee with evaluating employee performance, assisting with establishing individual and company-wide performance targets and objectives, recommending salary levels and equity incentive grants, providing financial data on Company performance, providing calculations and reports on achievement of performance objectives and furnishing other information as requested by the Committee.  The Company’s Chief Executive Officer works with the Compensation Committee in making recommendations regarding overall compensation policies and plans as well as specific compensation levels for the Company’s executive officers and other key employees, other than the Chief Executive Officer.  Members of management who were present during Compensation Committee meetings held in fiscal 2013 and the first quarter of fiscal 2014 included the Company’s Chief Executive Officer, Chief Financial Officer, Vice President – Human Resources, and General Counsel.  The Compensation Committee makes all decisions regarding the compensation of the Company’s Chief Executive Officer without the Company’s Chief Executive Officer or any other member of the Company’s management present.

The Compensation Committee’s Charter authorizes the Committee to engage any compensation consultants and other advisers as the Committee may deem appropriate, and requires that the Company provide the Committee with adequate funding to engage any compensation consultants or other advisers the Committee deems it appropriate to engage.  During fiscal 2013, the Compensation Committee directly engaged Pearl Meyer & Partners to assist the Company with reviewing its compensation practices and levels.  Pearl Meyer & Partners did not provide any other services to the Company or its affiliates during fiscal 2013 or during fiscal 2014 to date and the Company’s Compensation Committee determined that the engagement of Pearl Meyer & Partners to assist the Company with reviewing its compensation practices and levels did not implicate any conflicts of interest. See “Peer Group Benchmarking” below for additional information regarding this engagement.

Peer Group Benchmarking

As noted above, during fiscal 2013 the Company engaged Pearl Meyer & Partners to prepare a comparative compensation report for the Compensation Committee to assist the Committee and the Company in setting compensation levels and targets for the named executive officers and others.  Specifically, the comparative compensation report contained (1) an analysis of benchmark compensation information for a peer group of companies believed to be comparable to the Company in terms of industry and market size, (2) general industry-related survey data and (3) recommendations on the Company’s compensation policies for both its named executive officers and senior management and for its directors.  Pearl Meyer & Partners provided detailed analysis showing how the Company’s compensation elements for each of (a) the Company’s named executive officers and senior management, including the base salary, short and long term cash incentive compensation, equity incentive compensation and total compensation levels, and (b) the Company’s directors, including the cash, equity and total compensation levels, compared in each case to the peer group companies included within the benchmark data.  Pearl Meyer & Partners also provided the Compensation Committee with detailed analysis on the Company’s compensation programs in terms of design, metrics and time horizons for payouts (including long-term incentive vesting schedules) to evaluate how the Company’s programs compare with (i) the peer group companies on the benchmark data and (ii) the consultant’s assessment of best practices.  Pearl Meyer & Partners further conducted an assessment on the bonus programs for employees at all levels pursuant to a request from the Compensation Committee to provide added visibility into how the Company’s compensation levels and programs compare with the peer group and what the trends are for levels below senior management.  Representatives of Pearl Meyer & Partners participated in two of the Compensation Committee’s meetings during fiscal 2013 to describe and discuss the results of their analysis.  The Compensation Committee used the results of this report and analysis in setting the compensation levels and target compensation awards, including performance and time-based vesting criteria, where applicable, for the Company’s named executive officers and directors for fiscal 2013 and 2014.  See “Components of Executive Compensation” below for additional information.

The companies comprising the peer group of companies in the 2013 Pearl Meyer & Partners comparative report were:

Arctic Cat Inc.	Blount International Inc.	Callaway Golf Co.
Culp Inc.	Cybex International Inc.	Deckers Outdoor Corp.
Escalade Inc.	G III Apparel Group Ltd.	Graco Inc.
K-Swiss Inc.	Marine Products Corp.	Methode Electronics Inc.
Nautilus Inc.	Stanley Furniture Co. Inc.	Tennant Co.
Titan International Inc.	Under Armour Inc.

Although these peer group companies are not necessarily companies operating in the Company’s specific industry or industries, they generally have similar characteristics to Johnson Outdoors in terms of market capitalization, a manufacturing focus, global operations and a consumer product focus.

Components of Executive Compensation

For our named executive officers, the primary components of total compensation continue to be:

●	base salary;

●	annual incentive compensation bonuses under the Cash Bonus Plan; and

●	long-term incentive compensation in the form of equity awards granted under the Stock Incentive Plan.

The Compensation Committee evaluates targeted total compensation levels for the named executive officers as well as how each component fits within the targeted total compensation levels.  This evaluation is guided by the compensation objectives described above.  A large portion of potential compensation for the named executive officers is performance-based.  For performance-based compensation, the Company combines annual cash incentive bonuses that are tied to both short-term, company-wide measures of operating performance and individual performance goals with long-term equity compensation in the form of awards that are paid out in shares of restricted stock subject to performance and time-based vesting criteria.  The long-term equity compensation awards promote our executive retention objectives and provide an incentive for long-term appreciation in our stock price, whereas the annual cash incentive bonuses promote short-term financial growth and achievement of individual performance goals.

Base Salary.  Base salary is a key component of executive compensation. In determining base salaries, the Compensation Committee considers the named executive officer’s qualifications and experience, responsibilities, past performance and goals and objectives, together with salary levels for comparable positions at peer group companies and other similarly sized companies nationally, as displayed in the above-referenced Pearl Meyer & Partners comparative report. Historically, Johnson Outdoors has not entered into employment agreements with executive officers or senior managers. Accordingly, base salaries of the named executive officers are reviewed annually by the Compensation Committee and, based upon such review, the Compensation Committee determines whether any adjustments are necessary. Base salary levels for our named executive officers are generally positioned to be competitive with comparable positions in a general industry peer group that is reflective of the national labor market from which many companies recruit for executive and managerial talent. In determining salary adjustments for the named executive officers, the Compensation Committee considers various factors, including the individual’s performance and contribution, the average percentage pay level for similar positions and total Company performance. The Compensation Committee, where appropriate, also considers non-financial performance measures such as improvements in product quality, manufacturing efficiency gains, involvement in and the impact of strategic transactions and the enhancement of relations with our customers and employees. The Compensation Committee exercises discretion in setting base salaries within the guidelines discussed above.

As noted above, we do not provide any standard annual raises in the base salaries of the named executive officers. For fiscal 2013, the base salaries for Ms. Johnson-Leipold and Mr. Johnson were increased by the Compensation Committee based upon performance and market data received by the Compensation Committee in a report prepared by Pearl Meyer & Partners, our independent consultant. See “Peer Group Benchmarking” above. During fiscal 2013, the named executive officers were paid the following base salaries:

Name	Title	Base Salary
Helen P. Johnson-Leipold	Chairman and Chief Executive Officer	$628,969.62
David W. Johnson	Vice President and Chief Financial Officer	$306,855.38

Based on the independent consultant report and compensation analysis described above and Company performance for fiscal 2013, the Compensation Committee set the following base salaries for the named executive officers for fiscal 2014.

Executive Officer	Fiscal 2013 Base Salary	Fiscal 2014 Base Salary	Percentage Increase

Helen P. Johnson-Leipold	$628,969.62	$647,838.70	3%
David W. Johnson	$306,855.38	$316,981.61	3.3%

Annual Incentive Bonuses.  The named executive officers and other officers and senior managers determined by the Compensation Committee are eligible to receive annual cash incentive bonuses under the Cash Bonus Plan.  While the Company principally relies on this Cash Bonus Plan for annual cash incentive bonuses, occasionally the Compensation Committee may decide to grant discretionary cash bonuses outside of this Plan based on special circumstances.  See “Discretionary Bonuses” below.

The purpose of using the Cash Bonus Plan is to drive continuous improvement year over year, enhance shareholder value and provide a framework for determining incentive compensation for our named executive officers and other officers and senior managers that financially rewards them for achieving various individual or Company performance objectives.  The annual cash incentive bonus under this bonus plan is generally comprised of the following two components:

●	achieving individual pre-established objectives for a participant (the “individual component”); and

●	achieving certain pre-determined Company financial performance goals (these Company financial goals are referred to as the “JVM component”).

The individual objectives are typically tied to financial performance measures that the participant can best impact, including profitability, working capital levels, sales growth, operational efficiency, market share growth, organizational development and innovation. For fiscal 2013, the individual objectives component constituted 15% of the named executive officer's total bonus opportunity under the Cash Bonus Plan.

The JVM or Company financial performance component promotes achieving Company-wide financial goals.  For fiscal 2013, we used a target level of net income and achieving a specified level of working capital as a percentage of sales as the Company-wide performance measures for the JVM component. The Compensation Committee’s purpose in using various performance measures for the Cash Bonus Plan is to support the attainment of increased shareholder returns while being able to respond to changes both in our business and the overall business environment each fiscal year. For fiscal 2013, the JVM or Company performance component constituted 85% of the named executive officer's total bonus opportunity under the Cash Bonus Plan.

Financial performance goals and individual objectives under the Cash Bonus Plan for the coming fiscal year are chosen and set annually by the Compensation Committee at the last quarterly Compensation Committee meeting for the prior fiscal year (typically occurring in September). Target bonus awards for the coming fiscal year for each named executive officer are also generally approved at this meeting.  Target awards for each participant range from 15% to 85% of the participant’s base salary. For fiscal 2013, the target was 85% of base salary for Ms. Johnson-Leipold and 55% of base salary for Mr. Johnson. The Compensation Committee believes these target award opportunities are competitive with industry practices as reflected by the Pearl Meyer & Partners comparative report described above.

The Compensation Committee retains the final authority to approve individual bonus payments after completion of the applicable fiscal year and may, in its sole discretion, reduce or eliminate bonuses which are otherwise earned during the fiscal year using the foregoing components or formula. In determining whether to reduce or eliminate a bonus which was otherwise earned during a given fiscal year, the Compensation Committee considers factors such as a minimum level of net income and return of profit to shareholders.

The current maximum amount payable under the Cash Bonus Plan during any fiscal year to any person whom the Compensation Committee considers a covered employee within the meaning of section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code") is equal to $2,000,000.

For the JVM component of the fiscal 2013 bonus, the eligible bonus could have been paid out from 0 to 200% of the target bonus award allocated to this component. The actual percentage earned inside this range is based on how well the Company performs compared to the goals for net income and working capital as a percentage of sales. For fiscal 2013, JVM exceeded goals and the bonuses were paid at 200% of the target bonus award for this component.

With respect to the individual participant component of the annual bonus, payouts also range from 0 to 200% of the target bonus award allocated to this component.  The actual percentage earned inside this range is based on how well the individual objectives are satisfied compared to applicable goals.  For fiscal 2013, the individual objectives component of the bonus was paid at 80% of target bonus for Ms. Johnson-Leipold and 100% of target bonus for Mr. Johnson.

Accordingly, for fiscal 2013, the Compensation Committee paid the following annual incentive bonuses to the named executive officers under the Cash Bonus Plan:

	2013 Target Bonus - JVM Component		2013 Target Bonus - Individual Component
Name	Target	Payout	Target	Payout
Helen P. Johnson-Leipold	$449,374	$898,748	$79,301	$63,441
David W. Johnson	$141,825	$283,650	$25,028	$25,028

Discretionary Bonuses.  While the Company has principally relied on the formula-based Cash Bonus Plan, the named executive officers are eligible to receive discretionary cash bonuses awarded by the Compensation Committee.  These discretionary bonuses allow the Company to recognize extraordinary performance by the named executive officers and to have the flexibility to maintain competitive compensation when needed.  When determining whether to grant a discretionary bonus to a named executive officer, the Compensation Committee reviews his or her performance for the fiscal year and considers specific performance metrics for Johnson Outdoors for the fiscal year, such as stock performance or financial performance in key areas outside of the performance measures used for formula cash incentives, and other specific achievements during the fiscal year such as completed acquisitions or other significant strategic transactions or initiatives.  No discretionary bonuses have been awarded to our named executive officers since fiscal 2011.

Equity Based Compensation.  The Company believes that equity compensation is an effective means of aligning the long-term interests of Company employees, including the named executive officers, with Company shareholders.  The Stock Incentive Plan authorizes the Compensation Committee to issue stock options and restricted stock, as well as other forms of equity incentive compensation.  Over recent periods, awards to the named executive officers under the Stock Incentive Plan have consisted solely of shares of restricted stock.

In connection with setting equity awards, the Compensation Committee typically splits the award between two separate components, with fifty percent of the award tied to retention objectives and the remaining fifty percent of the award tied to achieving a specified level of financial performance for the Company.

With respect to half of the equity award that is tied to Company performance, the Compensation Committee establishes pre-determined financial performance goals for the Company at the last quarterly Compensation Committee meeting held during the prior fiscal year (typically in September).  The amount of the target award for each participant is set by the Compensation Committee during the first quarterly Compensation Committee meeting held during the fiscal year (typically in December).

Typically, the financial performance goals are based on the Company's economic value added for that fiscal year (called "Johnson Value Added" or "JVA"). JVA is equal to Company EBITDA for the fiscal year, less the sum of Company Net Working Capital and Fixed Assets, multiplied by the Company’s Cost of Capital (i.e. JVA=EBITDA-((Net Working Capital + Fixed Assets)* Cost of Capital).  The Company’s Cost of Capital is determined by the Compensation Committee at the beginning of each fiscal year.  The Committee typically sets the Cost of Capital at a level determined by using a market-based cost of capital analysis of companies in the outdoor products industry.  The Compensation Committee has the discretion to use other methods to determine the Cost of Capital.  The use of JVA is intended to align compensation awards to the named executive officers with increases in shareholder value.

The actual amount earned under the portion of the equity awards tied to Company performance can range from 50% to 150% of the target award amount, based on the level of JVA generated during the fiscal year, compared to the JVA goal. No awards would be earned if JVA generated in a fiscal year was less than 50% of goal during the applicable fiscal year.  The actual number of shares of restricted stock granted to the named executive officers is based upon the final amount of the award that is earned divided by the grant date fair value per share of the Company's Class A common stock, as determined pursuant to Accounting Standards Codification Topic 718-10 (formerly SFAS No. 123R), as of the close of trading on the date the Compensation Committee makes the grants.  These awards, if earned, are paid in shares of Company restricted stock, with additional time based vesting requirements after the shares are earned and granted.  Starting in fiscal 2013, the additional time-based vesting requirement has been set at two years, so a total of three years passes from the date of making the original award to the date the awards are earned and any shares that are granted become vested.

With respect to the half of the equity award that is retention-based, the Compensation Committee establishes the amount of the target award at its first quarterly Compensation Committee meeting held during the fiscal year (typically in December).  The Compensation Committee reviews Company and participant performance for the fiscal year.  The Compensation Committee has discretion, depending upon Company and participant performance for the applicable fiscal year, to reduce the value of the equity award which is tied to the Company’s retention objectives. Any restricted shares which may be granted for this retention component are subject to at least four year cliff vesting periods from the date of grant.

On December 4, 2012, with respect to the performance-based portion of the equity awards, the Compensation Committee established a performance award target of $222,300 for Ms. Johnson-Leipold and $65,000 for Mr. Johnson. The amount actually earned under these awards could range from 50% to 150% of the target award amount based on a level of JVA generated during fiscal 2013, which ranged from 50% to 250% of the JVA goal. Based upon Company results for fiscal 2013, the JVA performance goals were achieved at a level of 134% of goal. Accordingly, the value of the restricted stock award was granted at 111% of the targeted levels or $246,753 for Ms. Johnson-Leipold and $72,150 for Mr. Johnson. Based upon a grant date fair value per share of $27.70, the Compensation Committee made grants of shares of restricted stock on December 3, 2013 of 8,908 shares to Ms. Johnson-Leipold and 2,605 shares to Mr. Johnson. These shares of restricted stock vest on December 3, 2015, the second anniversary of the grant date.

For each of fiscal 2012 and fiscal 2013, the target value for the retention award was equal to $222,300 for Ms. Johnson-Leipold and $65,000 for Mr. Johnson. Based upon a grant date fair value per share of $20.655, the Compensation Committee made grants of retention based restricted stock on December 4, 2012 at 100% of target levels or 10,763 shares to Ms. Johnson-Leipold and 3,147 shares to Mr. Johnson.   These shares of restricted stock vest on December 4, 2016, the fourth anniversary of the grant date.  Based upon the target value of the retention award equal to $222,300 for Ms. Johnson-Leipold and $65,000 for Mr. Johnson, the Compensation Committee on December 3, 2013 approved grants of shares of restricted stock at target levels equal to 8,025 shares for Ms. Johnson-Leipold and 2,347 shares for Mr. Johnson which was based upon a grant date fair value per share of $27.70. These shares of restricted stock vest on December 3, 2017, the fourth anniversary of the grant date.

On December 3, 2013, the Compensation Committee established a performance award target of $222,300 for Ms. Johnson-Leipold and $65,000 for Mr. Johnson with respect to meeting certain JVA performance goals for fiscal 2014. These awards, if earned, will be paid in the form of a grant of shares of restricted stock with additional time-based vesting of two years from the date of grant.  At that meeting, the Compensation Committee also established a retention award target of $222,300 for Ms. Johnson-Leipold and $65,000 for Mr. Johnson for fiscal 2014.  These awards, if confirmed by the Compensation Committee based on performance for fiscal 2014, will be paid in the form of a grant of shares of restricted stock with time based vesting of four years from the date of grant.

Perquisites and Other Compensation. The named executive officers participate in other benefit plans generally available to all employees on the same terms as similarly situated employees, including participation in medical, health, dental, disability, life insurance, 401(k) plans and other qualified and non-qualified retirement plans. These benefits are included in the Summary Compensation Table provided below under the “All Other Compensation” column. In addition, named executive officers also participate in the Company's discretionary Executive Flexible Spending Account Plan which provides for reimbursement for certain expenses that are applicable to an executive’s personal financial planning and/or for purchases of business equipment by named executive officers for business needs. This program is available to other key executives as well and the amounts typically range from $5,000 to $8,500 of potential reimbursement each calendar year, provided the eligible participant submits the appropriate documentation. Any applicable reimbursement under this plan would be taxable income, with the exception of $500 per year that may be applied for financial planning, tax return preparation and/or amounts incurred for home office equipment to the extent such equipment is used the majority of the time for Company business. See the notes to the Summary Compensation Table for additional information on payments to the named executive officers during fiscal 2013 in connection with this compensation program.

Change of Control and Severance Benefits

Historically, Johnson Outdoors has not entered into employment agreements with any named executive officers and does not have contractual obligations to provide severance benefits to either of the named executive officers. In the past, Johnson Outdoors has negotiated payment of certain severance benefits on a case-by-case basis with terminated named executive officers. The amount and type of severance benefits provided to these former named executive officers has depended upon the circumstances of the termination, the position of the former named executive officer and certain other performance-related factors. Should Johnson Outdoors pay severance benefits in the future to former named executive officers, we expect to do so on a case-by-case basis in accordance with prior practice.

Tax and Accounting Considerations

Code section 162(m) generally disallows a tax deduction to a public corporation for non-performance-based compensation over $1,000,000 paid for any fiscal year to each of the individuals who were, at the end of the fiscal year, the corporation’s chief executive officer and the four other most highly compensated executive officers. Most grants under the Stock Incentive Plan and Cash Bonus Plan are intended to satisfy the requirements for “performance-based compensation” under Code section 162(m), including the requirement that such plans be approved by shareholders. As a result, the Compensation Committee believes that such awards under these plans intended to satisfy the requirements for “performance-based compensation” under Code section 162(m) will not count against the $1,000,000 limit and will be deductible by Johnson Outdoors. Other grants or compensation paid or imputed to individual executive officers covered by Code section 162(m) may not satisfy the requirements for “performance-based compensation” and may cause “non-performance-based compensation” to exceed the $1,000,000 limit, and would then not be deductible by Johnson Outdoors to the extent it exceeds the $1,000,000 limit. Although the Compensation Committee designs certain components of executive compensation to preserve income tax deductibility, it believes that it is not in the shareholders’ interest to restrict the Compensation Committee’s discretion and flexibility in developing appropriate compensation programs and establishing compensation levels and, in some instances, the Compensation Committee may approve compensation that is not fully deductible.

Timing of Restricted Stock Grants

Generally, grants of shares of restricted stock to employees (other than inducement grants to new employees) are made annually on the date of the first quarterly meeting of the Compensation Committee held in December of each year, after prior fiscal year earnings have been determined, and the amount of the actual grant can be calculated. The grant date is always the date of approval of the grant by the Compensation Committee. Accordingly, to maintain flexibility and promote retention or individual goals, other compensation arrangements such as restricted stock grants and certain annual incentive cash payments are not designed to satisfy the conditions of Code section 162(m) and therefore may not be deductible.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with our management and, based on such review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE:

Thomas F. Pyle, Jr. (Chairman)
John M. Fahey, Jr.
Terry E. London

Summary Compensation Table

The following table provides information for fiscal 2013, 2012 and 2011 concerning the compensation paid by Johnson Outdoors to the individual who served as our principal executive officer during fiscal 2013 and the person who served as our principal financial officer in fiscal 2013.  We refer to these two executive officers as our “named executive officers” in this Proxy Statement.

Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Stock Awards (2)	Non-Equity Incentive Plan Comp. (3)		All Other Comp. (4)	Total
Helen P. Johnson-Leipold, Chairman and Chief Executive Office	2013	$621,971	$63,441	$526,740		$898,748	$56,532.49	$2,167,432.40
	2012	$605,488	$49,385	$335,673		$482,498	$52,264.20	$1,525,308.20
	2011	$586,000	$422,140	$555,746	$	---	$49,420.18	$1,613,306.10
David W. Johnson, Vice President and Chief Financial Officer	2013	$303,368	$25,028	$154,007		$283,650	$33,413.35	$799,466.35
	2012	$295,322	$21,928	$98,150		$172,579	$29,865.06	$617,844.06
	2011	$286,300	$147,702	$462,510	$	---	$25,838.21	$922,350.21

(1)	The named executive officers are eligible to receive annual incentive cash bonuses under the Cash Bonus Plan. The award of annual incentive cash bonuses under the Cash Bonus Plan is generally comprised of two components. The first component is based on the executive achieving pre-established individual objectives. The second component is based on the Company achieving specified financial performance component. The amounts in this column reflect the individual objectives component of the named executive officer’s annual bonus under the Cash Bonus Plan. The second component based on the Company achieving specified financial performance measures is included in the column under the heading “Non-equity Incentive Plan Comp.” when the specified financial performance measures are met.

In determining each named executive officer’s annual incentive cash bonus amount for fiscal 2013, 2012 and fiscal 2011 performance, our Compensation Committee allocated 15% of the target bonus to achieving the pre-established individual objectives component, and 85% to the Company achieving specified financial performance component. For each of the individual objectives component and the Company financial performance component of our annual bonus under the Cash Bonus Plan, the eligible bonus can be paid out from 0-200% of the target bonus amount for that component. The target bonus amounts for 2013, 2012 and 2011 for Ms. Johnson-Leipold were $528,675, $454,116 and $439,500 and for Mr. Johnson were $166,853, $162,427 and $157,465, respectively. If either or both components (individual objectives component and Company financial performance component) are achieved at targeted performance levels, the payout equals 100% of the eligible bonus for such component.

For fiscal 2013, 2012 and fiscal 2011, the annual cash bonus under the Cash Bonus Plan with respect to achieving the individual objectives component was $63,441, $49,385 and $56,036 for Ms. Johnson-Leipold and $25,028, $21,928 and $16,534 for Mr. Johnson, respectively.

For fiscal 2013, 2012 and fiscal 2011, the annual cash bonus under the Cash Bonus Plan with respect to achieving the Company financial performance component related to achieving a minimum level of net income and achieving a specified level of working capital as a percentage of sales. See footnote (3) below for a discussion of the payouts during fiscal 2013 and 2012 to the named executive officers in connection with this Company financial performance component. During fiscal 2011, the Company exceeded the net income target. However, the Company missed the working capital threshold as a percentage of sales by .3%. The Compensation Committee concluded that the tsunami in Japan and the flood at the Company’s Binghamton facility had negatively impacted sales. However, inventory levels had been established prior to the occurrence of these events and the Company was not able to adjust inventory accordingly. In light of the impact of these events and the fact that the Company had missed the working capital threshold by only .3% and had exceeded the net income target, with respect to fiscal 2011 the Compensation Committee exercised its discretion to award a bonus with respect to the working capital financial performance measure at the minimum threshold level. The annual cash bonus with respect to the financial performance component for fiscal 2011 was $366,104 and $131,168 for Ms. Johnson-Leipold and Mr. Johnson, respectively. Because the payment of this component of the bonus was made in the discretion of the Compensation Committee, the full amount of the bonus for fiscal 2011 is included in this column (i.e. both for achieving the individual objectives component and the company financial performance component) and no amount of the bonus is included in the column “Non-Equity Incentive Plan Comp.”

(2)	The amounts in this column reflect the dollar value of long-term equity based compensation awards pursuant to the Stock Incentive Plan granted during the fiscal years indicated in the table. These amounts for each of fiscal 2013, 2012 and 2011 equal the grant date fair value of shares of restricted stock, computed in accordance with FASB Accounting Standards Codification Topic 718-10, on the date the shares of restricted stock were granted. Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to the Company’s Consolidated Financial Statements in the fiscal 2013 Annual Report on Form 10-K filed with the SEC on December 6, 2013 and such information is incorporated herein by reference.

(3)	This column includes the dollar value of all amounts earned by the named executive officers under our Cash Bonus Plan which are based upon the specified Company financial performance component for the applicable fiscal year. For fiscal 2013 and 2012, both of the Company’s financial performance measures were exceeded and, therefore, payout amounts are included in this column. For fiscal 2013 and 2012, the annual cash bonus under the Cash Bonus Plan with respect to achieving the Company financial performance component was $898,748 and $482,498 for Ms. Johnson-Leipold and $283,650 and $172,579 for Mr. Johnson, respectively. For fiscal 2011, one of the Company’s two financial performance measures was not met and, therefore, no amounts are included in this column. See footnote 1 for a description of the Cash Bonus Plan, the individual objectives component of the annual bonus awards and a discussion of the payment of a discretionary bonus to the named executive officers in fiscal 2011.

(4)	The table below shows the components of this column, which include an approved match for each named executive officer’s 401(k) plan contributions, approved contributions credited to the individual’s qualified retirement plan, approved contributions to the individual’s non-qualified retirement plan account and perquisites provided to each individual for fiscal 2013, 2012 and 2011, respectively.

Name	Year	401(k) Match	Qualified Plan Contributions	Non-Qualified Plan Contributions	Perquisites(a)	Total “All Other Compensation”
Helen P. Johnson-Leipold	2013	$7,650	$10,000	$30,382.49	$8,500	$56,532.49
	2012	$7,500	$9,800	$26,464.20	$8,500	$52,264.20
	2011	$7,350	$7,350	$26,220.18	$8,500	$49,420.18
David W. Johnson	2013	$7,324	$10,000	$7,740.35	$8,349	$33,413.35
	2012	$7,558	$9,800	$6,167.06	$6,340	$29,865.06
	2011	$7,539	$7,350	$6,657.21	$4,292	$25,838.21

(a)
Perquisites consist of reimbursements made to the named executive officer under the Executive Flexible Spending Account Plan for personal financial planning services, for purchases of business equipment for business needs and/or for certain association membership dues. Ms. Johnson-Leipold is allowed reimbursements of up to $8,500 per calendar year for covered expenses. Mr. Johnson is allowed reimbursements of up to $7,000 per calendar year for covered expenses.

Grants of Plan-Based Awards

The following table sets forth information regarding all incentive plan awards that were granted to the named executive officers during fiscal 2013, including incentive plan awards (equity-based and non-equity based) and other plan-based awards.  Disclosure on a separate line item is provided for each grant made to a named executive officer during the fiscal year.  Non-equity incentive plan awards are awards that are not subject to FASB Accounting Standards Codification Topic 718 and are intended to serve as an incentive for performance to occur over a specified period, and include performance bonus awards under the Cash Bonus Plan.  We have not granted any stock options or equity incentive-based awards, which are equity awards subject to a performance condition or a market condition as those terms are defined by FASB Accounting Standards Codification Topic 718.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock		Grant Date Fair Value of Stock and Option Awards (4)
		Threshold	Target	Maximum
Helen P. Johnson-Leipold	12/4/12	---	---	---	14,745	(2)	$304,484
	12/4/12	---	---	---	10,763	(3)	$222,256
	---	$370,073	$528,675	$1,057,350	---		---
David W. Johnson	12/4/12	---	---	---	4,311	(2)	$89,022
	12/4/12	---	---	---	3,147	(3)	$64,986
	---	$116,797	$166,853	$333,704	---		---

1.	These amounts show the range of payouts targeted for fiscal 2013 performance under the Cash Bonus Plan as described in the section of this Proxy Statement titled “Compensation Discussion and Analysis.” The Cash Bonus Plan entitles participants to earn bonus awards based upon Company financial performance and the participant's individual objectives for a given fiscal year. The targeted bonus amounts are equal to a percentage of the named executive officer’s base salary. The target was set at 85% of the base salary for Ms. Johnson-Leipold and 55% of the base salary for Mr. Johnson for fiscal 2013. For both the individual objectives component and the Company financial performance component of our annual bonus under the Cash Bonus Plan, the eligible bonus can be paid out from 0-200% of the target bonus amount for that component. The target eligible bonus amounts for fiscal 2013 are set in the table above and represent the aggregate target under both the Company performance component and the individual objectives component. If either or both components are met at targeted performance levels, the payout equals 100% of the eligible bonus for such component. A participant may earn up to a maximum of 200% of the target bonus amount if the Company and individual performance components are met at 160% of goal. The amount under the column “Maximum” is limited to 200% of the target bonus award. See the following sections for additional information: “Summary Compensation Table” and “Compensation Discussion and Analysis.”

2.	The restricted stock award was granted on December 4, 2012 (during fiscal 2013 but based on fiscal 2012 performance) and vests on December 4, 2015, the third anniversary of the grant date. On December 5, 2011, our Compensation Committee established a performance award target for fiscal 2012 of $222,300 for Ms. Johnson-Leipold and $65,000 for Mr. Johnson. These awards, if earned, were required to be paid in the form of shares of restricted stock with three-year vesting, if a minimum level of JVA was achieved by the end of fiscal 2012. The amount earned under these awards could range from 50 percent to 150 percent of the target amount based on a level of JVA generated during fiscal 2012, which ranged from 50 percent to 250 percent of the JVA goal. No awards would be earned if JVA generated in fiscal 2012 was less than 50 percent of goal for the applicable period. Based upon our results for fiscal 2012, on December 4, 2012 the Compensation Committee determined that the performance award goals were achieved at a level of 211% of the goal. Accordingly, the value of the restricted stock award was granted at 137% of the targeted levels or $304,551 for Ms. Johnson-Leipold and $89,050 for Mr. Johnson. Based upon a grant date fair value per share of $20.655, we made grants of shares of restricted stock on December 4, 2012 of 14,745 shares to Ms. Johnson-Leipold and 4,311 shares to Mr. Johnson. While this award was based on fiscal 2012 performance, the grant appears in this table since the actual grant was made in fiscal 2013.

3.	The restricted stock award was granted on December 4, 2012 and vests on December 4, 2016, the fourth anniversary of the grant date. These awards were issued by the Compensation Committee to further the Company's retention objectives and were based upon a target award value of $222,300 for Ms. Johnson-Leipold and $65,000 for Mr. Johnson established by the Compensation Committee on December 5, 2011. On December 4, 2012 the Compensation Committee approved the payment of the award at the target level with the number shares of restricted stock issued under the award being based upon the grant date fair value per share of $20.655 as of December 4, 2012.

4.	The value of the restricted stock is based upon the December 4, 2012 grant date fair value of $20.655 per share for each share of restricted stock, determined pursuant to FASB Accounting Standards Codification Topic 718. The grant date fair value is the amount the Company expenses in the financial statements over the award’s vesting schedule. See the Notes to the Consolidated Financial Statements in the fiscal year 2013 Annual Report on Form 10-K filed with the SEC on December 6, 2013 for the assumptions relied on in determining the value of these awards.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding unvested shares of restricted stock held by the named executive officers at September 27, 2013. Neither of the named executive officers held any unexercised stock options as of September 27, 2013.

Stock Awards
Named Executive Officer	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (1)
Helen P. Johnson-Leipold	17,422	(2)	$463,425
	7,051	(3)	$187,557
	22,989	(4)	$611,507
	25,522	(5)	$678,885
	17,015	(6)	$452,599
	13,825	(8)	$367,745
	14,745	(9)	$392,217
	10,763	(10)	$286,296
David W. Johnson	4,839	(2)	$128,717
	2,062	(3)	$54,849
	6,388	(4)	$169,921
	7,463	(5)	$198,516
	4,975	(6)	$132,335
	19,634	(7)	$522,264
	4,042	(8)	$107,517
	4,311	(9)	$114,673
	3,147	(10)	$83,710

(1)	Market value equals the closing per share market price of our Class A common stock on September 27, 2013, which was $26.60, multiplied by the number of shares of restricted stock.

(2)	The shares of restricted stock vested on December 3, 2013, the fifth anniversary of the grant date.

(3)	The shares of restricted stock vest on December 5, 2014, the third anniversary of the grant date.

(4)	The shares of restricted stock vest on December 7, 2014, the fifth anniversary of the grant date.

(5)	The shares of restricted stock vested on December 6, 2013, the third anniversary of the grant date.

(6)	The shares of restricted stock vest on December 6, 2015, the fifth anniversary of the grant date.

(7)	The shares of restricted stock vest on June 23, 2015, the fourth anniversary of the grant date.

(8)	The shares of restricted stock vest on December 5, 2016, the fifth anniversary of the grant date.

(9)	The shares of restricted stock vest on December 4, 2015, the third anniversary of the grant date.

(10)	The shares of restricted stock vest on December 4, 2016, the fourth anniversary of the grant date.

Option Exercises and Stock Vested

The following table sets forth information relating to the restricted stock awards that vested during fiscal 2013 for each of the named executive officers on an aggregate basis.  No common stock options were exercised by the named executive officers during fiscal 2013.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Helen P. Johnson-Leipold	49,141	1,029,249
David W. Johnson	14,631	305,541

(1)           Value realized equals the closing market price of our Class A common stock as of the vesting date or, if not a trading date, on the last preceding trading date, multiplied by the number of shares that vested on such date.

Non-Qualified Deferred Compensation

Named Executive Officer	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year (1)	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Helen P. Johnson-Leipold	$111,588.67	$30,382.49	$411,613.48	None	$2,537,454.56
David W. Johnson	$24,541.98	$7,740.35	$36,254.94	None	$225,879.03

(1)  The amounts included in the column titled “Registrant Contributions in Last Fiscal Year” for each named executive officer are included in the “All Other Compensation” column of the Summary Compensation Table.

(2)  None of the earnings on assets in the Nonqualified Deferred Compensation Plan were above market or preferential.

A description of our Nonqualified Deferred Compensation Plan is provided below under the heading “Nonqualified Deferred Compensation.”

Employment Agreements

The Company has not entered into any employment agreements with the named executive officers.

Post-Employment Compensation

Pension Benefits

Currently, Johnson Outdoors does not provide the named executive officers with pension benefits. U.S.-based executive officers are eligible to participate in the Johnson Outdoors Retirement and Savings 401(k) Plan on the same terms as other U.S.-based employees. In any plan year, the Company may make matching contributions to a participant’s account equal to three percent on the first six percent of an employee’s annual wages. All named executive officers participated in the 401(k) Plan during fiscal 2013 and received Company provided matching contributions.  In addition, the Company also has a discretionary retirement contribution component to its 401(k) program in which the named executive officers are also eligible to participate.  Under this component, a discretionary retirement savings contribution can be made to the participant’s 401(k) Plan account.  This discretionary contribution ranges from 0-6% of an employee’s eligible base calendar year earnings.  The Company made a discretionary contribution of 4% in March 2013 for all participants.

Non-Qualified Deferred Compensation

The Johnson Outdoors’ Deferred Compensation Plan was amended and restated on September 18, 2007. The Non-Qualified Deferred Compensation Plan provides an opportunity for the named executive officers to defer a portion of their compensation and uses such deferral to encourage the continued loyalty and service of such persons to the Company. Eligible participants of this plan are designated by the Compensation Committee as Highly Compensated Employees (HCE) under the definition of the Internal Revenue Code. A participant’s election shall specify the percentage (in increments of one percent to a maximum of 13 percent) of the participant’s base compensation. Participants may also specify the percentage (in increments of one percent to a maximum of seven percent) of their cash bonus for deferral under the plan. A participant who makes a bonus deferral under this plan may be entitled to a matching contribution credit, determined and credited following the conclusion of each plan year, equal to 50 percent of the first six percent of the participant’s annual bonus award that the participant elects to have contributed to his/her account as a bonus deferral. Participants designate how his or her account shall be deemed to be invested among the investment options. Each day that the U.S. financial markets are open, the account of each participant will be credited (or charged) based upon the investment gain (or loss) that the participant would have realized with respect to his or her account since the immediately preceding valuation date had the account been invested in accordance with the participant’s investment election. The named executive officers have made elections for distributions allowed by the Non-Qualified Deferred Compensation Plan upon separation from service. The distribution of the named participant’s pre-2005 account, if applicable, would be made or commence on the first day of the month that is at least 60 days following the date the participant separates from service. Named participants’ post-2004 account distributions, if applicable, would commence on the first day of the month following the six month anniversary of the participant’s separation from service.

Potential Payments/Benefits Upon Termination or Change of Control

Pursuant to the terms of the Stock Incentive Plan, the Compensation Committee in its discretion may, at the time of an award or at any time thereafter, provide for the immediate vesting of all outstanding stock options and retention-based shares of restricted stock upon a change of control of the Company. The grant agreements for shares of restricted stock have generally provided for immediate vesting upon a change of control of the Company. The following table sets forth the unvested stock options and shares of restricted stock held by the named executive officers as of September 27, 2013 that would become vested as of such date in the event of a change of control of Johnson Outdoors.

Named Executive Officer	Number of Shares Underlying Unvested Options	Unrealized Value Of Unvested Options (1)	Number of Restricted Shares that are Unvested	Unrealized Value of Unvested Restricted Stock (2)
Helen P. Johnson-Leipold	--	$--	129,332	$3,440,231
David W. Johnson	--	$--	56,861	$1,512,503

(1)           The named executive officers held no unvested options at fiscal year-end. Had they held unvested options at year end, unrealized value would equal the closing market value of the Class A common stock as of September 27, 2013, minus the exercise price, multiplied by the number of unvested shares of the Class A common stock as of such date. The closing market value of the Class A common stock on September 27, 2013 was $26.60.

(2)           Unrealized value equals the closing per share market value of the Class A common stock as of September 27, 2013, multiplied by the number of unvested shares of the Class A common stock as of such date. The closing market value of the Class A common stock on September 27, 2013 was $26.60.

DIRECTOR COMPENSATION

Johnson Outdoors uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board of Directors. Each director who is not an employee of Johnson Outdoors or one of its subsidiaries (“an outside director”) is entitled to receive an annual retainer of $30,000 and, generally, $1,500 for each meeting of the Board of Directors or committee he or she attends (non-committee board members receive 75 percent of this amount when such individuals are asked to attend a committee meeting). The Vice Chairman of the Board of Directors receives an additional annual retainer of $40,000. The Audit Committee chairman receives an additional annual retainer of $10,000; the chairs of all other committees of the Board of Directors receive an additional annual retainer of $5,000 for each committee chaired by the director.

In connection with the 2012 Annual Meeting of Shareholders, the Board of Directors and the Company’s shareholders approved the Johnson Outdoors Inc. 2012 Non-Employee Director Stock Ownership Plan. This plan replaced the Company’s 2003 Non-Employee Director Stock Ownership Plan. The 2012 Non-Employee Director Stock Ownership Plan provides compensation to outside directors. Directors who are not outside directors receive no additional compensation for service as members of the Board of Directors or of any Board committees. All directors in fiscal 2013 were outside directors other than Helen P. Johnson-Leipold, the Company’s Chairman and Chief Executive Officer. The 2012 Non-Employee Director Stock Ownership Plan provides for up to 50,000 shares of the Company’s Class A common stock to be issued to outside directors, which number is subject to adjustment as provided by the plan. The plan provides that upon first being elected or appointed as one of the Company’s directors, and thereafter on the first business day after the annual meeting of shareholders, the Company has the option of granting equity awards to such persons containing a value determined by the Compensation Committee.  Equity awards may be granted under the plan in the form of stock options, shares of restricted stock or restricted stock units.

The award under the 2012 Non-Employee Director Stock Ownership Plan is intended to deliver a greater portion of director compensation in the form of equity, with the amount on the date of the award being equal to a value or amount determined by the Compensation Committee (which has historically been set to equal $30,000) and the shares of restricted stock being valued at their fair market value per share on the date of the award or, in the case of restricted stock units, at the fair market value per share of the underlying Class A common stock on the date of the award.

With respect to fiscal 2014 and based upon the recommendations of Pearl Meyer & Partners, the independent compensation consultant the Company retained during fiscal 2013 (See “Peer Group Benchmarking” above), the annual retainer for outside directors will increase to $35,000 and the value of the annual equity award to each outside director under the 2012 Non-Employee Director Stock Ownership Plan is expected to also increase to $35,000, subject to the Compensation Committee’s discretion to set a different award value.

Director Summary Compensation Table

The following table provides information concerning the compensation paid by Johnson Outdoors in fiscal 2013 to each of the outside directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Thomas F. Pyle, Jr.	$109,500	$30,004	$139,504
John M. Fahey, Jr.	$56,375	$30,004	$86,379
Terry E. London	$73,000	$30,004	$103,004
W. Lee McCollum	$54,000	$30,004	$84,004
Edward F. Lang	$58,500	$30,004	$88,504

(1)	The amounts in this column reflect the dollar value of long-term equity based compensation awards granted pursuant to our 2012 Non-Employee Director Stock Ownership Plan during fiscal 2013. These amounts equal the grant date fair value of shares of restricted stock in the case of an award of shares of restricted stock or the grant date fair value of the underlying shares of restricted stock in the case of an award of restricted stock units, computed in each case in accordance with FASB Accounting Standards Codification Topic 718-10. Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to our Consolidated Financial Statements in the fiscal 2013 Annual Report on Form 10-K filed with the SEC on December 6, 2013 and such information is incorporated herein by reference.

The following table provides certain information regarding restricted stock units issued to our outside directors in fiscal 2013 pursuant to the 2012 Non-Employee Director Stock Ownership Plan. The restricted stock units all vest on the first anniversary of the date of grant (i.e.; March 1, 2014).  Each restricted stock unit represents one share of Class A common stock issuable on such vesting date.

Director	Number of Shares	Grant Date	Grant Date Fair Market Value (*)
Thomas F. Pyle, Jr.	1,320	3/1/13	$30,004
John M. Fahey, Jr.	1,320	3/1/13	$30,004
Terry E. London	1,320	3/1/13	$30,004
W. Lee McCollum	1,320	3/1/13	$30,004
Edward F. Lang	1,320	3/1/13	$30,004

*
The value of the award is based upon the grant date fair value of the award determined in accordance with FASB Accounting Standards Codification Topic 718-10. See Note 10 to our consolidated financial statements filed with the SEC on December 6, 2013 as part of the Annual Report on Form 10-K for the assumptions relied on in determining the value of these awards.

The following table identifies the aggregate number of stock options, shares of restricted Class A common stock (all of which are fully vested as of September 27, 2013) and shares of Class A common stock underlying unvested restricted stock units held by each outside director as of September 27, 2013:

Name of Outside Director	Number of Shares of Class A Common Stock Subject to Common Stock Options Outstanding as of September 27, 2013	Number of Shares of Restricted Class A Common Stock Outstanding as of September 27, 2013	Number of Restricted Stock Units Outstanding as of September 27, 2013
Thomas F. Pyle, Jr.	4,254	23,637	1,320
John M. Fahey, Jr.	4,254	19,885	1,320
Terry E. London	4,254	20,637	1,320
W. Lee McCollum	2,304	15,975	1,320
Edward F. Lang	----	15,387	1,320

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

The Company purchases certain services primarily from S.C. Johnson & Son, Inc. (“S.C. Johnson”) and, to a lesser extent, from other organizations controlled by Johnson Family members (including Ms. Johnson-Leipold) and other related parties. For example, the Company leases its headquarters facility from Johnson Financial Group and S.C. Johnson provides the Company with (1) administrative services, conference facilities and transportation services, (2) information processing, and (3) from time to time, certain loaned employees. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during fiscal 2013 was approximately $1,479,000.

Review and Approval of Related Person Transactions

The charter for the Audit Committee provides that it is responsible for the review and approval of related party transactions in accordance with NASDAQ listing requirements. Based upon the Audit Committee’s review, the Company believes that all related person transactions described above were at arms-length and contained terms that were no less favorable than what could have been obtained from an unaffiliated third party. The Board of Directors has adopted a formal written set of policies and procedures for the review, approval and ratification of related person transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and more than 10 percent shareholders to file with the SEC reports on prescribed forms of their beneficial ownership and changes in beneficial ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 reports were required to be filed, the Company believes that during fiscal 2013 and fiscal 2014 to date, all reports required by Section 16(a) to be filed by the Company’s officers, directors and more than 10 percent shareholders were filed on a timely basis; provided, however, Mr. Fahey filed a Form 4 report on December 12, 2012 reporting a transaction occurring on December 6, 2012, due to an administrative oversight.

PROPOSAL 3:  NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Proposal

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules and regulations (and consistent with the similar proposal on executive compensation submitted to the Company’s shareholders in connection with prior Annual Meetings of Shareholders), the Company’s Board of Directors has authorized a non-binding advisory shareholder vote to approve the compensation of the Company’s named executive officers as reflected in the section herein titled “Executive Compensation,” the disclosures regarding named executive officer compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other executive compensation information provided in this Proxy Statement.  This proposal, commonly known as a “Say on Pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay programs and policies.

The Company believes its compensation policies and procedures align the executive officers’ compensation with the Company’s short-term and long-term performance and provide the compensation and incentives needed to attract, motivate and retain key executives who are important to the Company’s continued success.  The Compensation Committee periodically reviews and approves the Company’s compensation policies and procedures, and periodically reviews its executive compensation programs and takes any steps it deems necessary to continue to fulfill the objectives of the Company’s compensation programs.

Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation programs.  These programs have been designed to promote a performance-based culture which aligns the interests of our named executive officers and other managers with the interests of the shareholders.  This includes annual incentive cash compensation based on the named executive officers achieving their individual goals and objectives, together with incentive compensation based on the Company achieving specified financial performance measures.  A substantial portion of our named executive officers’ compensation is also based on equity awards with long-term vesting requirements.

Highlights of the Company’s compensation programs include the following:

●	Neither of the named executive officers have any employment agreements with the Company;

●	The Company is not required to provide any severance or termination pay or benefits to any named executive officer;

●	The named executive officers are not entitled to any tax gross-up payments in connection with any Company compensation programs;

●	Although the Company is a “Controlled Company,” and is therefore exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a Compensation Committee composed entirely of independent directors, each member of the Company’s Compensation Committee is independent under the applicable standards of the NASDAQ Stock Market;

●	The Company’s compensation focuses on performance, with base pay accounting for only 28% of total compensation opportunity for Ms. Johnson-Leipold and 38% of compensation opportunity for Mr. Johnson for fiscal 2013. The remainder of their total compensation opportunity is comprised of cash incentive bonuses based on achieving individual goals and Company financial performance, and long-term equity awards;

●	A substantial portion of the named executive officers’ compensation consists of annual cash incentives based upon achieving specific goals and objectives under our Cash Bonus Plan. In order for named executive officers to receive an annual incentive cash bonus, the Company must also meet an additional hurdle based on a minimum level of net income and return of profit to shareholders;

●	One half of the Company’s long-term incentive awards are linked to achieving financial performance goals for the Company. If goals are achieved, these awards are issued in shares of restricted stock that vest over an additional period of two years. The other half of the long-term incentive awards are designed to encourage executive retention and have a vesting period of at least four years;

●	The Compensation Committee continually monitors Company performance and adjusts compensation practices accordingly; and

●	The Compensation Committee regularly assesses the Company’s individual and total compensation programs against peer companies, the general marketplace and other industry data points and the Compensation Committee utilizes an independent consultant to engage in ongoing independent review of all aspects of our executive compensation programs.

Accordingly, shareholders are being asked to vote on the following resolution:

“Resolved, that the compensation paid to Johnson Outdoors’ named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative disclosures, is hereby approved by the shareholders of Johnson Outdoors Inc.”

Because this shareholder vote is advisory, it will not be binding on the Board of Directors.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required for Approval

If a quorum exists, the approval of the non-binding advisory proposal on our executive compensation described in this Proxy Statement requires the votes cast, in person or by proxy, and entitled to vote thereon, for this proposal to exceed the votes against this proposal.  Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.

Board of Directors Recommendation

The Board of Directors recommends a vote “FOR” the non-binding advisory resolution approving our executive compensation.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share information, as of September 27, 2013, for the Company’s equity compensation plans, including the Johnson Outdoors Inc. 2003 and 2012 Non-Employee Director Stock Ownership Plans, the Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan and the Johnson Outdoors Inc. 2009 Employee Stock Purchase Plan.  All of these plans have been approved by the Company’s shareholders.

Plan Category	Number of Common Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Common Shares Available for Future Issuance Under Equity Compensation Plans
2010 Long-Term Stock Incentive Plan	-	-	720,658
2012 Non-Employee Director Stock Ownership Plan	6,600	-	43,400
2003 Non-Employee Director Stock Ownership Plan	15,066	$18.16	15,066
2009 Employees’ Stock Purchase Plan	-	-	44,166
Total All Plans	21,666	$18.16	823,290

PROPOSAL 4: RATIFICATION AND APPROVAL OF THE JOHNSON OUTDOORS INC. WORLDWIDE KEY EXECUTIVES’ DISCRETIONARY BONUS PLAN

Purpose and Effect of Proposal

Proposed Re-Approval. To enable compliance with Code section 162(m) for certain grants to 162(m) Group Participants (as defined in the Cash Bonus Plan), the Company must periodically disclose the material terms of the Cash Bonus Plan to, and seek re-approval of the plan from, the shareholders of the Company.

Purpose of the Cash Bonus Plan. The Company recognizes the importance of attracting, retaining and motivating those persons who are expected to make important contributions to the Company by providing such persons with performance-based incentive compensation in a form which relates the financial reward to an increase in the value of the Company to its shareholders. The Board of Directors believes that the Cash Bonus Plan is critically important to the furtherance of this objective.

A significant portion of the incentive bonuses under the Cash Bonus Plan granted to 162(m) Group Participants are intended to constitute “performance-based compensation” under Code section 162(m). Code section 162(m) generally limits to $1,000,000 the compensation the Company may deduct on its federal income tax return for any fiscal year for amounts paid to its Chief Executive Officer or any one of its other four highest compensated executive officers. However, any compensation the Company pays that constitutes “performance-based compensation” under Code section 162(m) does not count against the $1,000,000 limit and is deductible by the Corporation.

Description of the Cash Bonus Plan

The following description of the proposed Cash Bonus Plan is qualified in its entirety by reference to the copy of the Cash Bonus Plan, which is attached as Appendix A to this Proxy Statement.

The Compensation Committee will administer the Cash Bonus Plan and has the authority to change or terminate the Plan at any time. The Company intends to obtain shareholder approval to any further amendments to the Cash Bonus Plan to the extent required for awards under the Plan and to otherwise enable certain awards under the plan to continue to satisfy the requirements for “performance-based compensation” under Code section 162(m) of the Code.

Participants under the Cash Bonus Plan will include key executives (including our named executive officers) as determined by the Company’s Compensation Committee, with input from the Chief Executive Officer (except with respect to her participation and any of her awards thereunder). 162(m) Group Participants include the Chief Executive Officer of the Company and any other Participant that the Compensation Committee determines is a potential covered employee under Code section 162(m).

The Cash Bonus Plan allows our Compensation Committee to grant incentive cash compensation. The purpose of using the Cash Bonus Plan is to drive continuous improvement year over year, enhance shareholder value and provide a framework for determining incentive compensation for our named executive officers and other officers and senior managers that financially rewards them for achieving various individual or Company performance objectives.  The annual cash incentive bonus under this bonus plan is generally comprised of the following two components:

●	achieving individual pre-established objectives for a participant (the “individual component”); and

●	achieving certain pre-determined Company financial performance goals (these Company financial goals are referred to as the “JVM component”).

The individual objectives are typically tied to financial performance measures that the participant can best impact, including profitability, working capital levels, sales growth, operational efficiency, market share growth, organizational development and innovation. The second element of the annual awards granted under the Cash Bonus Plan, which is tied to Company financial performance, called the JVM or Company financial performance component, promotes achieving Company-wide financial goals.

For fiscal 2013, we used a target level of net income and achieving a specified level of working capital as a percentage of sales as the Company-wide performance measures for the JVM component. The Compensation Committee’s purpose in using various performance measures for the Cash Bonus Plan is to support the attainment of increased shareholder returns while being able to respond to changes both in our business and the overall business environment each fiscal year. For fiscal 2013, the JVM or Company performance component constituted 85% of a participant's total bonus opportunity under the Cash Bonus Plan.

Financial performance goals and individual objectives under the Cash Bonus Plan for the coming fiscal year are chosen and set annually by the Compensation Committee at the last quarterly Compensation Committee meeting for the prior fiscal year (typically occurring in September). Target bonus awards for the coming fiscal year for each named executive officer and 162(m) Group Participant are also generally approved at this meeting, subject to confirmation or modification at the December quarterly meeting.  Target awards for each participant range from 15% to 85% of the participant’s base salary. For fiscal 2013, the target was 85% of base salary for Ms. Johnson-Leipold and 55% of base salary for Mr. Johnson. The Compensation Committee believes these target award opportunities are competitive with industry practices as reflected by the Pearl Meyer & Partners comparative report described above.

The current maximum amount payable under the Cash Bonus Plan during any fiscal year to any person whom the Compensation Committee considers a covered employee within the meaning of Code section 162(m) is equal to $2,000,000.

Our Compensation Committee believes target award opportunities under the Cash Bonus Plan are competitive with industry practices. We have approximately 70 participants in the Cash Bonus Plan. The Compensation Committee retains the final authority to approve individual bonus payments after completion of the applicable fiscal year and may, in its sole discretion, reduce or eliminate bonuses which are otherwise earned during the fiscal year using the foregoing components or formula. In determining whether to reduce or eliminate a bonus which was otherwise earned during a given fiscal year, the Compensation Committee considers factors such as a minimum level of net income and return of profit to shareholders.

Additional background regarding the Cash Bonus Plan and information regarding payouts and targets established under the plan are set forth above under the section “Executive Compensation-Compensation Discussion and Analysis.”

New Plan Benefits

Executive officers of the Company (including the named executive officers) are eligible to participate in the Cash Bonus Plan.  Any bonus awards to be paid with respect to fiscal 2014 and future periods to 162(m) Group Participants are contingent upon re-approval of the proposed Cash Bonus Plan by the shareholders at the Annual Meeting.  Moreover, any future payouts and awards under the Cash Bonus Plan will be at the discretion of the Compensation Committee.

Vote Required

If a quorum exists, the proposed Cash Bonus Plan will be adopted and approved if the votes cast at the Annual Meeting in favor of approval and adoption of the Cash Bonus Plan exceed the votes cast against. Any shares not voted at the meeting (whether by broker non-votes or otherwise) and any abstentions will have no impact on the vote.

Board of Directors Recommendation

The Company’s Board of Directors Recommends a vote “FOR” ratification and approval of the Johnson Outdoors Inc. Worldwide Key Executives’ Discretionary Bonus Plan.

SHAREHOLDER PROPOSALS

All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for presentation at the 2015 Annual Meeting of Shareholders must be received at the offices of the Company, Attention:  Corporate Secretary, 555 Main Street, Racine, Suite 342, Wisconsin 53403 by September 15, 2014 (120 days prior to the anniversary date of the mailing of this Proxy Statement) for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise (other than pursuant to SEC Rule 14a-8) intends to present business at the 2015 Annual Meeting of Shareholders must comply with the requirements set forth in the Company’s Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 120 days prior to the first anniversary date of the preceding year’s annual meeting and not less than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation.  Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (namely, proposals shareholders intend to present at the 2015 Annual Meeting of Shareholders but do not intend to have included in the Company’s proxy statement and form of proxy for such meeting) prior to the close of business on November 28, 2014, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2015 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2015 Annual Meeting of Shareholders, then the persons named in the proxies solicited by the Board of Directors for the 2015 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

OTHER MATTERS

The Company has filed an Annual Report on Form 10-K with the SEC for the fiscal year ended September 27, 2013. This Form 10-K will be mailed on or around January 13, 2014 to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Pursuant to, and in accordance with, the rules of the SEC, the Company, where allowed, is delivering only one copy of the Company’s 2013 Annual Report on Form 10-K and this Proxy Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2013 Annual Report on Form 10-K and/or this Proxy Statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder residing at a shared address and would like to request an additional copy of the Company’s 2013 Annual Report on Form 10-K and/or this Proxy Statement now or with respect to future mailings (or to request to receive only one copy of the Annual Report and Proxy Statement if you are currently receiving multiple copies), then you may notify the Company (1) by writing to the Corporate Secretary, Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403 or (2) via email to: corporate@johnsonoutdoors.com.

 The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will also reimburse brokerage firms, custodians, nominees, fiduciaries and others for expenses incurred in forwarding proxy material to the beneficial owners of the Company’s common stock.

Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.

By Order of the Board of Directors

/s/ Alisa Swire

Alisa Swire
Secretary
January 13, 2014

Appendix A

JOHNSON OUTDOORS INC.

WORLDWIDE

KEY EXECUTIVES' DISCRETIONARY BONUS PLAN

(As Amended December 3, 2013)

I.	ADOPTION AND AMENDMENT

Johnson Outdoors Inc. (the "Company") adopted the Worldwide Key Executives' Discretionary Bonus Plan (the "Plan") for key executives of its worldwide operations.

II.	PURPOSES OF THE PLAN

The purposes of the Plan are (i) to promote the success of the Company; (ii) to associate more closely the interests of certain key employees with those of the Company's financial, performance, innovation and service goals, (iii) to provide short-term and long-term incentives and rewards to those key employees of the Company and its subsidiaries who are in a position to contribute to the long-term success and growth of the Company; (iv) to assist the Company in retaining and attracting key employees with the requisite experience and ability; and (v) to provide Awards that are "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") for 162(m) Group Participants (as defined below).  Additionally, the Plan is intended to:

A.	Motivate Participants (as defined below) to achieve individual/team results.

B.	Motivate Participants to develop maximum resourcefulness and resiliency in planning and directing their organizations in the face of changing competitive, economic, political and other conditions.

C.	Provide an incentive for the achievement of business objectives and execution of strategy.

D.	Encourage Participants to develop realistic yet challenging annual key objectives that will stretch their organization's capabilities.

III.	ADMINISTRATION

A.	Compensation Committee.

1.
In General.  The Plan shall be administered by, or under the direction of, the Compensation Committee (the "Compensation Committee") of the Company's Board of Directors (the "Board").  The Compensation Committee shall have full and complete authority, in its sole and absolute discretion, (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any related document, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

2.
Determinations.  The actions and determinations of the Compensation Committee or others to whom authority is delegated under the Plan on all matters relating to the Plan and any Awards (defined below) shall be final and conclusive.  Such determinations need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3.	Appointment of Experts. The Compensation Committee may retain such accountants, attorneys, and other experts as it deems necessary or desirable in connection with the administration of the Plan.

4.
Delegation.  The Compensation Committee may delegate to others the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purposes, except that the Compensation Committee shall not delegate any authority with respect to duties it is required to perform under Section VI below and section 162(m) of the Code.

5.
Books and Records.  The Compensation Committee and others to whom the Compensation Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan.

6.
Payment of Expenses.  The Company shall pay all reasonable expenses of administering the Plan, including, but not limited to, the payment of professional and expert fees of individuals and entities retained under Section III.A.3 above.

B.
Eligibility.  The Compensation Committee shall select those key employees who shall participate in the Plan (the "Participants").   The selection of a Participant for a particular Award shall not entitle such individual to be selected as a Participant with respect to any other Award.

C.
Awards.  Except as otherwise provided in Section VI., the grant of an opportunity to receive cash incentive compensation under the Plan to a Participant (an "Award") and the terms of an Award shall be determined in the discretion of the Compensation Committee in accordance with the terms and purposes of the Plan.  In general, each Award shall pay a bonus amount if the Participant and/or the Company attain specified performance targets that are measured over a specific period of time (the "Measurement Period") related to specified criteria ("Performance Criteria") established by the Compensation Committee.  Awards may vary from Measurement Period to Measurement Period and from Participant to Participant.  Without limiting the Compensation Committee's discretion hereunder, the Compensation Committee may use the following as guidelines in establishing Awards.

1.
Performance Criteria.  In establishing Awards, the Compensation Committee may use any Performance Criteria that it believes is important to the success and growth of the Company.  Such Performance Criteria may be based on (i) a financial measure of the Company as a whole and/or of one or more business units (including, without limitation, the "Performance Measures" described in section VI.A.6 below), (ii) individual management business objectives ("MBOs") or (iii) any combination thereof.

At the request of the Compensation Committee, each Participant shall develop MBOs, which will be reviewed and approved by the Compensation Committee or its delegate(s) in advance, that are aligned with one or more of the following areas:

a)	Business or position-specific criteria

b)	Cross-business partnerships (networking)

c)	New product innovation

d)	People development/organizational capacity

2.
Performance Target.  The Compensation Committee shall have the discretion to determine the level of performance (the "Performance Target") that must be attained under the Award.  In general, the Performance Target shall be established in a manner that meets the Company's short-term and/or long-term financial and/or organizational objectives.

3.
Measurement Period.  The Compensation Committee may establish any Measurement Period over which the Performance Target will be measured.  Such Measurement Period may include one or more fiscal years of the Company or such other period of time as determined by the Compensation Committee.

4.
Compensation Payable Under an Award.  The Compensation Committee shall determine the amount payable upon satisfying the Performance Target of an Award.  The amount payable may be one or more fixed amounts or determined pursuant to a formula, which may be based on a percentage of a Participant’s base salary or such other criteria as determined by the Compensation Committee.  The Committee may also establish a schedule where the amount payable under an Award increases or decreases based on the actual level of performance attained.

IV.	NATURE OF AWARDS

A.
Awards Are Discretionary.  A Participant shall have no right to receive a grant of an Award hereunder nor to payment of cash compensation upon attaining the Performance Targets or Performance Goals established under an Award.  Whether to grant an Award or to pay compensation under an Award shall be completely within the discretion of the Compensation Committee.

B.
Right to Awards.  No employee of the Company or its affiliated units or other person shall have any claim or right to be a Participant in this Plan or to be granted an Award hereunder.  Neither the adoption of this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any subsidiary nor shall the grant of an Award hereunder constitute a request or consent to postpone the retirement date of a Participant.  Nothing contained hereunder shall be construed as giving any Participant or any other person any equity or interest of any kind in any assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.  As to any claim for any unpaid amounts under the Plan, any Participant or any other person having a claim for payments shall be an unsecured creditor.

C.
Termination of Employment.  In general, a Participant must be a full-time employee of the Company on the last day of the Performance Period to which the Award relates (the “Earned Date”) in order to be eligible to receive payment of an Award.  The Compensation Committee has the discretion to nevertheless pay all or a portion of an Award to a Participant if the circumstances of his or her termination of employment prior to the end of the Measurement Period or Performance Period, as applicable, warrant special consideration, including, without limitation, upon a Participant’s death; disability; retirement; military, position elimination, family or medical leave or other leave of absence approved by the Company.  Notwithstanding the foregoing and only with respect to 162(m) Group Participants, the Compensation  Committee may only use its discretion to pay all or a portion of an Award to a 162(m) Group Participant who is not a full time employee on the Earned Date in either or both of the following circumstances:

1.  regardless of whether the performance goal was attained, when the 162(m) Group Participant was not a full time employee on the Earned Date because of his or her prior death or disability or a change in control of the Company.

2.  the Company pays a prorated Award based on the length of time the 162(m) Group Participant was a full time employee during the Performance Period only if the Company achieved the Performance Goal and the Award is paid following (i) the end of the applicable Performance Period and (ii) the Compensation Committee’s certification that the Performance Goal was attained.

D.
New Hires/Promotion.  An individual who is hired/promoted into a position that is eligible to participate in the Plan may be granted a pro-rated Award based on the time remaining in a Measurement Period, as may be deemed appropriate by the Compensation Committee.  If an existing employee is promoted from one level of target bonus to a higher level target bonus within the Measurement Period, the Compensation Committee may adjust the Award based on the period of time worked in each position and the target Award for such position.

E.
Transfers.  A Participant who transfers from one operation to another during the Plan year may have his/her Performance Targets equitably adjusted (including, without limitation, pro-rating the amount payable) by the Compensation Committee to reflect changed circumstances.

F.
Offset For Payments Earned Under Other Plans.  A payment under this Plan shall be offset by an amount equal to what a Participant is legally or contractually entitled to receive under an applicable foreign country's incentive or profit-sharing plan.

G.
Awards Not Counted As Compensation.  Award payments shall be excluded from the computation of other parts of the Participant's personal benefit and compensation packages, such as, for example, that Participant's retirement contributions and life insurance, except to the extent otherwise required by law.

V.	PAYMENT OF AWARDS

Awards shall be paid by the Company to United States residents within 2.5 months following the end of the Measurement Period or Performance Period, as applicable, to which the Award relates.  The Company may delay a payment under the Plan if the Company reasonably anticipates that if the payment were made as scheduled, its income tax deduction with respect to such payment would not be permitted due to the application of Code Section 162(m); provided that such delay complies with Code section 409A and Treasury Regulation section 1.409A-2(b)(7)(i).  In general, the Company shall make the payment (without interest) either (i) during the Participant's first taxable year in which the Company reasonably anticipates, or should reasonably anticipate, that if the payment is made during such year, the deduction of such payment will not be barred by application of Code Section 162(m), or (ii) during the period beginning with the date of the Participant’s Separation from Service (as defined under Code section 409A) and ending on the later of the last day of the taxable year of the Company in which the Participant Separates from Service or the 15th day of the third month following the Participant’s Separation from Service; provided that where any scheduled payment to a specific Participant in the Company’s taxable year is delayed in accordance with this section, the delay in payment will be treated as a subsequent deferral election unless all scheduled payments to that Participant that could be delayed in accordance with this section are also delayed.  The Company shall not provide an election to a Participant with respect to the timing of any payments delayed under this section.

VI.	AWARDS TO 162(m) GROUP PARTICIPANTS

If the Compensation Committee seeks to grant qualified performance-based compensation within the meaning of Code section 162(m) to the Chief Executive Officer of the Company or any other Participant that the Compensation Committee determines is a potential Covered Employee (a "162(m) Group Participant"), then such Awards shall be granted in accordance with this Section VI.

A.	Definitions. The following terms used in this Section VI. shall have the following meaning:

1.
"Award Formula" means one or more objective formulas or standards, as defined in Code section 162(m), established by the Compensation Committee for purposes of determining the amount of an award with respect to a Performance Goal.  An Award Formula based upon a percentage of an 162(m) Group Participant's base pay shall use the 162(m) Group Participant's base pay as of the date the Performance Goal is established.  Award Formulas may vary from Performance Period to Performance Period and from 162(m) Group Participant to 162(m) Group Participant and may be established on a stand-alone basis, in tandem or in the alternative.

2.	"Covered Employee" shall have the meaning provided in Code section 162(m).

3.
"Establishment Period" means, with respect to a Performance Period applicable to any Performance Grant under the Plan, the period commencing on or before the first day of such Performance Period and ending on the earlier to occur of (i) 90 days after the commencement of the Performance Period and (ii) the date upon which twenty-five percent (25%) of the Performance Period shall have elapsed.

4.
"Performance Goal" means the target, goal or level of performance established by the Compensation Committee with respect to a Performance Measure for a Performance Period.  The outcome of a Performance Goal shall be substantially uncertain when established by the Compensation Committee.  Performance Goals shall be adjusted automatically, without discretion by the Compensation Committee, in the event of a stock dividend or stock split.  Performance Goals may vary from Performance Period to Performance Period and from 162(m) Group Participant to 162(m) Group Participant and may be established on a stand-alone basis, in tandem or in the alternative.

5.	"Performance Grant" means the grant to an 162(m) Group Participant of an opportunity to participate in a particular Performance Goal with respect to a particular Performance Period.

6.
"Performance Measure" means one or more of the following selected by the Compensation Committee to measure Company performance for a Performance Period (or for percentage changes or growth of one or more of the following): working capital, working capital as a percentage of sales, sales or sales growth, market share growth, operational efficiency, cost of capital, EBIT, EBITDA, Johnson Value Added (i.e., EBITDA - ((net working capital + fixed assets) x cost of capital), basic or diluted earnings per share, total shareholder return, operating income, cash flow, gross profit, gross profit return on investment, earnings before interest, taxes and depreciation, net income, net income before taxes, return on equity, return on average total capital employed, return on net assets, return on net assets employed before interest and taxes, return and growth matrix, cross-business partnerships (networking), new product innovation, and people development/organizational capacity.  Where applicable, Performance Measures are determined in accordance with generally accepted accounting principles as consistently applied by the Company.  Performance Measures may vary from Performance Period to Performance Period and from 162(m) Group Participant to 162(m) Group Participant and may be established on a stand-alone basis, in tandem or in the alternative.  Prior to the expiration of the Establishment Period, the Compensation Committee may provide for a mandatory adjustment of a Performance Measure to omit the effects of extraordinary items (other than a stock dividend or stock split), gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

7.
"Performance Period" means one or more periods of time, as the Compensation Committee may designate, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to payment of an award.

B.
Award Schedules.  For each Performance Period with respect to which an award may be earned by an 162(m) Group Participant under the Plan, prior to the expiration of the Establishment Period, the Compensation Committee shall establish the Performance Grants in writing for such Performance Period by preparing an Award Schedule for each 162(m) Group Participant that is to receive a grant under this Section VI.  The Award Schedule shall set forth the applicable Performance Period, Performance Measure(s), Performance Goal(s), Award Formula(s), and such other information as the Compensation Committee may determine.  Once established for a Performance Period, such items shall not be amended or otherwise modified.  Award Schedules may vary from Performance Period to Performance Period and from 162(m) Group Participant to 162(m) Group Participant.

C.
Certification of Awards.  An 162(m) Group Participant shall be eligible to receive payment of an award when the Performance Goal(s) are achieved and the Compensation Committee determines, pursuant to the Award Formula, that all or some portion of such 162(m) Group Participant's award has been earned for the Performance Period.  As soon as administratively feasible after the close of each Performance Period, the Compensation Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing the amount of the award earned by each 162(m) Group Participant for such Performance Period based upon such 162(m) Group Participant's Award Formula.  The Compensation Committee shall then determine the actual amount of the award to be paid to each 162(m) Group Participant and, in so doing, may use discretion to decrease, but not increase, the amount of the award otherwise payable to the 162(m) Group Participant based upon such performance.  The maximum award payable to any 162(m) Group Participant with respect to each fiscal year of the Company (or portion thereof) contained within a Performance Period shall be $2,000,000.

D.
Code Section 162(m).  It is the intent of the Company that Awards made under this Section VI. satisfy the applicable requirements of "performance-based compensation" under Code section 162(m) so that the Company's tax deduction for remuneration in respect of this Plan for services performed by 162(m) Group Participants who are or may be covered employees (as defined in Code section 162(m)) is not disallowed in whole or in part by the operation of such Code section.  If any provision of this Plan or if any award would otherwise frustrate or conflict with such intent, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, and, to the extent of any remaining irreconcilable conflict with such intent, that provision shall be deemed void as applicable to such covered employees.

F.
Coordination with Other Provisions of the Plan. Sections III.C., IV.D and IV.E. shall be inapplicable to Awards granted under this Section VI. All other provisions of the Plan shall apply to Awards granted under this Section VI.

G.
Effective Date of this Section VI and Shareholder Approval. The Company shall not make any payments pursuant to Awards granted under this Section VI. until the Plan is approved by the Company's shareholders in a manner that satisfies the requirements of Code section 162(m). Any Performance Grant issued prior to receiving shareholder approval is contingent upon approval of the Plan by the Company's shareholders. After each time this Section VI. of the Plan is disclosed to and approved by the Company's shareholders, this Section VI shall again be disclosed to and reapproved by the Company's shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Plan.

VII.   MISCELLANEOUS

A.	Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Wisconsin, without reference to conflict of law principles thereof.

B.
No Trust Created. Nothing contained in this Plan and no action taken pursuant to its terms shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or the Compensation Committee and any Participant, his designated beneficiary(ies), or any other person. Participant and the beneficiaries thereof have the status of general unsecured creditors of the Company. The Plan constitutes a mere promise by the Company to make benefit payments in the future. To the extent that any person acquires a right a receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. It is the intention of the parties that the arrangements hereunder be unfunded for tax purposes and for purposes of Title I of ERISA.

C.
Offset Permitted. Notwithstanding any provision of the Plan to the contrary, the Company shall have the right to offset any payment to which Participant or beneficiary is entitled hereunder by the amount of any debt or other amount owed to the Company by the Participant at the time of such payment.

D.
Withholding of Taxes.  The Company shall be entitled, if necessary or desirable, to withhold from any Participant, from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding), the amount of any withholding or other tax payable by the Company with respect to any Award under the Plan.

E.
Other Payments or Awards.  Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

F.
Payments to Other Persons.  If payments are legally required to be made to any person other than the person to whom any amount is payable under the Plan, such payments will be made accordingly.  Any such payment will be a complete discharge of the liability of the Company under the Plan.

G.
Unfunded Plan.  Nothing in this Plan will require the Company to purchase assets or place assets in a trust or other entity to which contributions are made or otherwise to segregate any assets for the purpose of satisfying any obligations under the Plan.

H.
No Fiduciary Relationship or Responsibility.  The Plan is not subject to ERISA.  Under ERISA and related federal laws, the Company is not a fiduciary with respect to the Plan, and has no fiduciary obligation with respect to any Participant, beneficiary or other person claiming a right hereunder.  Further, nothing herein contained, and no action or inaction arising pursuant hereto shall give rise under state or federal law to a trust of any kind or create any fiduciary relationship of any kind or degree for the benefit of Participants, any beneficiary, or any other person.

I.
Limits of Liability and Indemnity.  Neither the Board nor the Compensation Committee, nor any members of either, nor any employees of the Company or its subsidiaries, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Compensation Committee, and the employees of the Company and its subsidiaries with respect to any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination with respect to the Plan or any action taken pursuant to it to the full extent permitted by law and the Articles of Incorporation of the Company.

J.
Nonalienation of Benefits.  No amounts payable under the Plan shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution.  Any attempt to otherwise assign, pledge, encumber or alienate any rights or benefits hereunder by a Participant shall be void.

K.
Clawback, Restoration or Repayment.  Each participant in the Plan who has received an award under such plan acknowledges and agrees that any award, whether in the form of a cash payment, an equity grant or in any other form, is subject to any clawback policy, restoration or repayment rules or similar policy adopted now or in the future by the Company, or otherwise by operation of law.

VIII.   TERM, TERMINATION AND AMENDMENT

The Plan shall remain in effect until terminated by the Compensation Committee.  This Plan may be amended, modified, terminated or otherwise altered at any time and from time to time by the Compensation Committee without written consent of any Participant or beneficiary.

JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and
follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 p.m. Eastern Time the day before the meeting date.
Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M65039-P45224 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
JOHNSON OUTDOORS INC.
The Board of Directors recommends you vote FOR the following: Vote on Directors 1. Election of Directors Nominees: 01) Terry E. London 02) John M. Fahey, Jr.	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________________

Vote on Proposals The Board of Directors recommends you vote FOR the following proposals:
	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of McGladrey LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending October 3, 2014.	☐	☐	☐

3. To approve a non-binding advisory proposal on executive compensation.	☐	☐	☐

4. To adopt and approve the Johnson Outdoors Inc. Worldwide Key Executives' Discretionary Bonus Plan.	☐	☐	☐

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

CLASS A

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held at the Company's headquarters in Racine, Wisconsin on Wednesday, February 26, 2014 at 10 a.m. Central Standard Time (CST). These materials include our 2014 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Fiscal 2013 Annual Report and Form 10-K Annual Report saved as Adobe Acrobat documents. A link to a free download of Adobe Acrobat Reader is also included, if required. A printed copy of our Form 10-K is available upon request. Please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2013 Annual Report, which is also available online at www.johnsonoutdoors.com. Making this report available electronically reflects our continued focus on "eco-responsible" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

M65040-P45224

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders February 26, 2014 10:00 AM
This proxy is solicited by the Board of Directors
The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Wednesday, February 26, 2014 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING OCTOBER 3, 2014; FOR THE APPROVAL OF A NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; FOR THE ADOPTION AND APPROVAL OF THE JOHNSON OUTDOORS INC. WORLDWIDE KEY EXECUTIVES' DISCRETIONARY BONUS PLAN; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and
follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 p.m. Eastern Time the day before the meeting date.
Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M65043-P45224 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
JOHNSON OUTDOORS INC.
The Board of Directors recommends you vote
FOR the following:
Vote on Directors
1. Election of Directors
Nominees:
01) Helen P. Johnson-Leipold
02) Thomas F. Pyle, Jr.
03) Edward F. Lang
    04) W. Lee McCollum
For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________________

Vote on Proposals The Board of Directors recommends you vote FOR the following proposals:
	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of McGladrey LLP, independent registered public accounting firm, as auditors of the Company for its fiscal year ending October 26, 2014	☐	☐	☐

3. To approve a non-binding advisory proposal on executive compensation.	☐	☐	☐

4. To adopt and approve the Johnson Outdoors Inc. Worldwide Key Executives' Discretionary Bonus Plan.	☐	☐	☐

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

CLASS B

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held at the Company's headquarters in Racine, Wisconsin on Wednesday, February 26, 2014, at 10 a.m. Central Standard Time (CST). These materials include our 2014 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Fiscal 2013 Annual Report and Form 10-K Annual Report saved as Adobe Acrobat documents. A link to a free download of Adobe Acrobat Reader is also included, if required. A printed copy of our Form 10-K is available upon request. Please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2013 Annual Report, which is also available online at www.johnsonoutdoors.com. Making this report available electronically reflects our continued focus on "eco-responsible" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

M51358-P32537

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders February 26, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class B common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Wednesday, February 26, 2014 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING OCTOBER 26, 2014; FOR THE APPROVAL OF A NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; FOR THE ADOPTION AND APPROVAL OF THE JOHNSON OUTDOORS INC. WORLDWIDE KEY EXECUTIVES' DISCRETIONARY BONUS PLAN; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 p.m. Eastern Time the day before the meeting date.
Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M65041-P45224 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
JOHNSON OUTDOORS INC.
The Board of Directors recommends you vote FOR the following: Vote on Directors 1. Election of Directors Nominees: 01) Terry E. London 02) John M. Fahey, Jr.	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________________

Vote on Proposals The Board of Directors recommends you vote FOR the following proposals:
	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of McGladrey, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending October 3, 2014.	☐	☐	☐

3. To approve a non-binding advisory proposal on executive compensation.	☐	☐	☐

4. To adopt and approve the Johnson Outdoors Inc. Worldwide Key Executives' Discretionary Bonus Plan.	☐	☐	☐

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

401(k)

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held at the Company's headquarters in Racine, Wisconsin on Wednesday, February 26, 2014, at 10 a.m. Central Standard Time (CST). These materials include our 2014 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Fiscal 2013 Annual Report and Form 10-K Annual Report saved as Adobe Acrobat documents. A link to a free download of Adobe Acrobat Reader is also included, if required. A printed copy of our Form 10-K is available upon request. Please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2013 Annual Report, which is also available online at www.johnsonoutdoors.com. Making this report available electronically reflects our continued focus on "eco-responsible" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

M65042-P45224

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders February 26, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Wednesday, February 26, 2014 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, A PARTICIPANT IN THE JOHNSON OUTDOORS INC. RETIREMENT AND SAVINGS PLAN (THE "PLAN"). IF A PLAN PARTICIPANT DOES NOT PROVIDE VOTING DIRECTIONS BY FEBRUARY 25, 2014, THE SHARES ATTRIBUTABLE TO THE PARTICIPANT'S ACCOUNT WILL BE VOTED BY THE PLAN TRUSTEE IN THE SAME PROPORTION AS THE VOTES CAST BY THE OTHER RETIREMENT AND SAVINGS PLAN PARTICIPANTS: FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING OCTOBER 3, 2014; FOR THE APPROVAL OF A NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; FOR THE ADOPTION AND APPROVAL OF THE JOHNSON OUTDOORS INC. WORLDWIDE KEY EXECUTIVES' DISCRETIONARY BONUS PLAN; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.